As Filed with the Securities and Exchange Commission on April 22, 2024
Registration Nos. 333-160722 and 811-04001

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☒
Post-Effective Amendment No. 17
and/or

REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 323
(Check Appropriate Box or Boxes)

METROPOLITAN LIFE SEPARATE ACCOUNT E
(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY
(Name of Depositor)
200 Park Avenue,
New York, New York 10166
(Address of Depositor’s Principal Executive Offices)
(212) 578-9500
(Depositor’s Telephone Number, including Area Code)
Monica Curtis
Executive Vice President and Chief Legal Officer
Metropolitan Life Insurance Company
200 Park Avenue
New York, NY 10166
(Name and Address of Agent for Service)

COPY TO:
W. Thomas Conner
Carlton Fields
1025 Thomas Jefferson Street, NW
Suite 400 West
Washington, DC 20007-5208
Approximate Date of Proposed Public Offering: April 29, 2024
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	On April 29, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 29, 2024
ZENITH ACCUMULATOR Individual Variable Annuity Contracts
Issued By Metropolitan Life Separate Account E of Metropolitan Life Insurance Company
This Prospectus describes flexible and single purchase payment variable annuity contracts (the “Contracts” or “Deferred Annuities”) issued by Metropolitan Life Insurance Company (“Metropolitan Life,” the “Company,” “we,” “us” or “our”). The Contracts are no longer sold.
We currently are not offering any new Contracts. However, owners of existing Contracts (“Owners,” “you” or “your”) may continue to make purchase payments. Owners may allocate assets to investment divisions (“Divisions”) of Metropolitan Life Separate Account E. (Divisions may be referred to as “Investment Divisions” or “Subaccounts” in prior prospectuses or in the Contract.) The assets in each Division are invested in shares of one of the portfolios (“Portfolios”) listed in Appendix A. In most states you may also allocate purchase payments to a Fixed Interest Account.
Before investing, read this Prospectus. The Prospectus contains information about the Contracts and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference.
Additional information about certain investment products, including variable annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these Contracts or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
We do not guarantee how any of the Divisions or Portfolios will perform. Interests in the Separate Account, the Portfolios and the Fixed Interest Account are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
The Contracts are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Contracts other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.
The date of this Prospectus is April 29, 2024

GLOSSARY
We have tried to make this Prospectus as understandable for you as possible. However, in explaining how the Contract works, we use certain terms that have special meanings. These terms are defined below:
Accumulation Unit — Used to calculate the Contract Value before annuitization .
Account Balance, Account Value or Contract Value — Refers to the total amount of money in your Deferred Annuity, including money in the Divisions of the Separate Account and the Fixed Interest Account.
Annuitant — The natural person whose life is the measure for determining the duration of the Contract.
Annuitization — Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier surrender of the Contract.
Annuity Unit — Used to calculate the dollar amount of annuity payments.
Beneficiary — The person designated to receive any benefits under a Contract in the event the Contract Owner or the Annuitant, as applicable, dies before the Maturity Date.
Contract — A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity.
Contract Year — A twelve month period beginning with the date shown on your Contract and with each Contract anniversary thereafter.
Death Proceeds (prior to annuitization) — The amount we pay prior to annuitization , on receipt of due proof of death of an Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.
Deferred Annuity — This term is used throughout this Prospectus when we are referring to the Deferred Annuities.
Designated Office — Our Designated Office is the office that services your policy or accepts premium payments into your policy as applicable. The most recent correspondence, purchase payment stub or annual statement sent to you will have the address and telephone number that you can use to contact us for specific transactions and requests. We will notify you if there are changes to this information.
Divisions  —  Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your Account Balance to a Division, the Division purchases shares of a Portfolio (with the same name).
Fixed Interest Account — A part of the Company’s general account to which you can allocate net purchase payments under most Contracts. The Fixed Interest Account provides guarantees of principal and interest. Aspects of the Fixed Interest Account are briefly summarized in this prospectus in order to give a better understanding of how the Contract functions.
Maturity Date — The date on which annuity payments begin, as stated in the application or as later deferred.
Net Purchase Payment — A purchase payment, in which the premium tax and any premium for the disability benefit rider, if applicable, has been deducted before allocation to the Divisions.
Non-life contingency option — A fixed period benefit option where payments are guaranteed for a specified period of time regardless of whether the Payee is alive.
Payee — Any person or entity entitled to receive payment under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on surrender or partial surrender of the Contract, the Owner.
Separate Account — Separate Account refers to Separate Account E of the Company. The Separate Account is divided into sub-accounts; each invests in shares of one Portfolio.
Sub-Account — The Separate Account is divided into sub-accounts (also known as Divisions), each of which invests in a Portfolio.
Variable Annuity —  An annuity  with respect to which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Divisions in a Variable Annuity.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals
If you withdraw money from the Contract before 11 Contract years after Contract issue, you may be assessed a contingent deferred sales charge of up to 6.5% of Contract Value withdrawn. You will also be assessed a contingent deferred sales charge if you apply the surrender proceeds to certain annuity payment options.
For example, if you make an early withdrawal, you could pay a contingent deferred sales charge of up to $6,500 on a $100,000 investment.
Administration Charges, Contingent Deferred Sales Charge and Other Deductions – Contingent Deferred Sales Charge
Transaction Charges
In addition to contingent deferred sales charges, you also may be charged for other transactions such as charges for transferring cash value between Divisions, between the Divisions and the Fixed
Interest Account and a premium tax charge.
The Contracts – Transfer Privilege

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Fee Table
	Annual Fee	Minimum	Maximum
	Base Contract	1.40%(1)	1.40%(1)
	Investment options (Portfolio fees and expenses)	0.28%(2)	1.22%(2)
(1)
As a percentage of your Account Balance in the Separate
Account. The Base Contract Fee includes 0.05% for the
Administration Contract Charge. The Administration Contract
Charge is $30 annually. We do not impose this charge after
annuitization. The Administration Contract Charge is applied per Contract. The Base Contract Fee also includes the
Mortality and Expense Risk Charge and Administration Asset
Charge, equal, on an annual basis, to 1.35%.
(2)
As a percentage of Portfolio assets.

Because your Contract is customizable, the choices you make affect how much you will pay. To help understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add contingent deferred sales charges that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,559	$2,332
Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Portfolio fees and expenses •No optional benefits •No sales charges •No additional purchase payments, transfers or withdrawals
Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination
of optional benefits and
Portfolio fees and expenses
•No sales charges
•No additional purchase
payments, transfers or
withdrawals

	RISKS			LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Contract, including loss of principal.			Principal Risks of Investing in the Contract

	RISKS	LOCATION IN PROSPECTUS
Not a Short-Term Investment
This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•Contingent deferred sales charges may apply to withdrawals made less than 11 Contract years following Contract purchase.
Contingent deferred sales charges will reduce the value of your
Contract if you withdraw money during that time.
•The benefits of tax deferral means that the Contract is more beneficial to investors with a long time horizon.
•Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if
You take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract
Risks Associated with Investment Options
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the investment options available under the
Contract (e.g., Portfolios).
•Each investment option (including any Fixed Interest Account investment option) will have its own unique risks.
•You should review these investment options before making an investment decision.
Principal Risks of Investing in the Contract
Risk of Contract Termination	•Subject to certain limitations, if your Account Value falls below the minimum Account Balance or is not sufficient to pay the Contract charges, we may terminate your Contract.	Principal Risks of Investing in the Contract
Insurance Company Risks
•An investment in the Contract is subject to the risks related to the
Company. Any obligations (including under the Fixed Interest
Account), guarantees, or benefits, including any death benefit, are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. MetLife is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying
obligations; there are risks to purchasing any insurance product.
More information about the Company, including its financial
strength ratings, is available upon request by visiting https://
www.metlife.com/about-us/corporate-profile/ratings.
Principal Risks of Investing in the Contract
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
During the accumulation phase, there is no charge for the first twelve transfers between Divisions per Contract Year. There is a $10 fee for each transfer thereafter. The Company reserves the right to impose a transfer charge for transfers in excess of four per Contract
Year. After variable annuity payments have commenced, you may make one transfer per year without the consent of the Company, and the Fixed Interest Account is not available under variable payment options. We reserve the right to add, remove or substitute Portfolios.
The Company also has policies and procedures that attempt to detect and deter frequent transfers in situations where we
determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.
The Contracts – Transfer Privilege

	RESTRICTIONS	LOCATION IN PROSPECTUS
Optional Benefits
There are no limitations or restrictions on the optional disability benefit rider. If your annuity was issued in connection with an employer plan, you should check with your employer regarding the availability of riders. The optional disability benefit rider may not be changed or terminated by MetLife.
The Contracts – Disability Benefit Rider
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.
•There is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account
(IRA).
•Earnings on your Contract are taxed at ordinary income tax rates when You withdraw them, and You may have to pay a penalty if
You take a withdrawal before age 59 1∕2.
Federal Tax Considerations
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because
MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment.
Investments of the Separate Account – Certain Payments We Receive with Regard to the Portfolios
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if You determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing
Contract.
The Contract – Replacement of Annuity Contracts
OVERVIEW OF THE CONTRACT
Purpose
The Contract was designed to provide long-term accumulation of assets through investments in a variety of investment options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers a death benefit to protect your designated beneficiaries. The Contract also provides tax deferred accumulation of assets as well as favorable tax treatment of insurance proceeds. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Phases of the Contract
Your Contract has two phases: 1) an accumulation or “pay-in” phase; and 2) an income or “pay-out” phase.
(1)
Accumulation (Pay-in) Phase
To help You accumulate assets, You can invest your premium payments in:

•
Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and
•
a Fixed Interest Account option, which offers a guaranteed interest rate during a selected period.
Additional information about each Portfolio including its fund type, advisers and any subadvisers, as well as current expenses and certain performance information is included in Appendix A.
(2)
Income (Pay-out) Phase
You can elect to annuitize your Contract and turn your Contract value into a stream of income payments (sometimes called annuity payments) from Metropolitan Life, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Variable payments will vary based on the performance of the investment options you select. You decide the income payment type when You decide to take a pay-out option; we will not make that decision for you. Once you elect an income payment type, you may not make withdrawals from the income option unless specifically allowed according to the terms of the income option.
Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including the standard death benefit) terminate upon annuitization.
Contract Features
The Zenith Accumulator provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose to surrender and annuitize. Variable annuity payments fluctuate with the investment results of the Portfolio(s). (See “Annuity Payments.”)
Accessing your money
Until you annuitize, you have full access to your money. You can choose to withdraw your Contract value at any time (although if you withdraw early, you may have to pay a contingent deferred sales charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2).
Loan Provision for Certain Tax Benefited Retirement Plans
Contract loans are available to participants under TSA Plans that are not subject to ERISA, to trustees of Qualified Plans and to fiduciaries of TSA Plans subject to ERISA in those states where the insurance department has approved the currently applicable Contract loan provision. See “Loan Provision for Certain Tax Benefited Retirement Plans” for more information.
Tax treatment
You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you make a withdrawal; (2) you receive an income payment from the Contract; or (3) upon payment of a death benefit.

Optional benefits that occur during your lifetime
A disability benefit rider was available for an additional fee. With the disability benefit rider, if the Annuitant becomes totally disabled, the rider provides that the Company will make monthly purchase payments under the Contract.
Automated investment strategies
At no additional charge, the Contract offers an automated transfer privilege referred to as dollar cost averaging. Under this feature you may request that a certain amount of your Contract Value be transferred on the same day each month, prior to annuitization, from any one Division of your choice to one or more of the other Divisions subject to the limitation that Contract Value may not be allocated to more than 10 Divisions at any time. If you terminate your participation in the automated investment strategy which has allocations to specific Divisions, You will remain invested in the same Divisions until You request allocations to different Divisions.
Systematic Withdrawals
The Systematic Withdrawal feature available under the Contracts allows the Owner to have a portion of the Contract Value withdrawn automatically at regularly scheduled intervals prior to annuitization.
FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and fully or partially surrendering the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, fully or partially surrender the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Fees
Sales Charge Imposed on Purchases (as a percentage of Contract Value)	0%
Maximum Contingent Deferred Sales Charge(1) (as a percentage of Contract Value withdrawn)	6.5%
Transfer Fee	$10(2)
Premium Tax Charges(3)	3.50%
(1)
We calculate the applicable Contingent Deferred Sales Charge as a percentage of Contract Value withdrawn. In no event will the total Contingent Deferred Sales Charge exceed 8% of the first $50,000 of purchase payments made under the Contract and 6.5% of the amount of purchase payments in excess of $50,000.
(2)
Although we currently impose a transfer fee for transfers in excess of 12 per Contract year, we reserve the right to impose a charge of $10 on each transfer in excess of four per contract year.
(3)
Premium taxes depend on the Contract you purchased and your home state or jurisdiction and range from 0 to 3.50% of Contract Value (or, if applicable, purchase payments).
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Annual Contract Fee	All Divisions
Administrative Expenses(1)	$30
Base Contract Expenses(2) (as percentage of average net assets)	1.35%
Optional Benefit Expenses Disability Benefit Rider Charge (as percentage of premium)(3)	2.25%
NOTES:
(1)
The administrative expenses are referred to as the Administration Contract Charge in the Prospectus. The Administration Contract Charge is $30 annually. We do not impose this charge after annuitization. The Administration Contract Charge is applied per Contract.
(2)
The Base Contract Fee is the Mortality and Expense Risk Charge and Administration Asset Charge, equal, on an annual basis, to 1.35%.
(3)
We are currently waiving this fee.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These amounts also include applicable Platform Charges if you choose to invest in certain Portfolios.(1) A complete list of Portfolios available under the Contract, including their annual expenses, may be found in “Appendix A — Portfolio Companies Available Under the Contract” at the back of this Prospectus.
Annual Portfolio Company Expenses
	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.28%	1.22%
(1)
We currently charge a platform charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization Divisions. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Divisions.
Examples
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses (including the Contingent Deferred Sales Charge), Annual Contract Expenses and Annual Portfolio Expenses.
These Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the Minimum or Maximum Annual Portfolio Expenses (without reimbursement and/or waiver of expenses) and the optional Disability Benefit Rider for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract or elect a fixed pay-out option at the end of the applicable time period with applicable Early Withdrawal Charges deducted
Maximum	$9,100	$13,428	$18,018	$29,726
Minimum	$8,160	$10,586	$13,247	$20,035

	1 Year	3 Years	5 Years	10 Years
If you annuitize under a variable pay-out option or do not surrender your Contract at the end of the applicable time period
Maximum	$2,600	$7,928	$13,518	$28,726
Minimum	$1,660	$5,086	$8,747	$19,035

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Investing in the Contracts involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus.
Risk of Loss. An investment in the Contract is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you withdraw early, you may have to pay a Contingent Deferred Sales Charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2. Contingent Deferred Sales Charges may apply up to the Maturity Date. Contingent Deferred Sales Charges will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean that the Contract is more beneficial to investors with a long time horizon.
Risk of Underlying Portfolios. An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolios). Each investment option (including under the Fixed Interest Account investment option) will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolios You have chosen. You should review these investment options before making an investment decision. Information regarding the Portfolios available under your Contract is available in Appendix A to this Prospectus.
Contract Termination. Subject to certain limitations, if your Account Value falls below the minimum Account Balance or is not sufficient to pay the Contract charges, we may terminate your Contract.
Risks Associated with the Company. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Interest Account), guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. Metropolitan Life is regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
Conflicts of Interest. Your investment professional may receive compensation for selling this Contract to You, both in the form of commissions and because MetLife may share the revenue it earns on this Contract with the professional’s firm. This conflict of interest may influence your investment professional to recommend this Contract over another investment. Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
Suitability. An investment in the Contract may not be suitable for all investors. For example, there is no additional tax benefit if You purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Therefore, there should be reasons other than tax deferral for acquiring the Contract. You should consult with a tax or investment professional to determine the tax and other implications of an investment in and purchase payments received under the Contract.

Taxation Risk. Although the provisions of the Internal Revenue Code (“Code”) relevant to the Contract are generally described under “Federal Tax Considerations,” an investor should consult their own tax advisor concerning the effects of federal, state, local and foreign tax law on the Contract. No assurance can be given that, even if the tax provisions currently applicable to the Contract are favorable, the law or regulations or interpretations thereunder will not change and the Contract may be disadvantaged.
Cybersecurity. Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of Contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Contract Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Pandemics and Other Public Health Issues and Other Events. Pandemics and other public health issues or other events, and governmental, business, and consumer reactions to them, may affect economic conditions and may cause a large number of illnesses or deaths. Hurricanes, windstorms, earthquakes, hail, tornadoes, explosions, severe winter weather, fires, floods and mudslides, blackouts and man-made events such as riot, insurrection, terrorist attacks or acts of war may also cause catastrophic losses and increased claims. Any such catastrophes may also result in changes in consumer or business confidence, behavior and investment and business activity, changes to interest rates and other market risk factors, and governmental or other restrictions on economic activity for prolonged periods.
Terrorism and Security Risk. The continued threat of terrorism, ongoing or potential military conflict and other actions, and heightened security measures may cause economic uncertainty and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of MetLife's investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
METLIFE
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The

Company's office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
METROPOLITAN LIFE SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Select Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Contracts. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business. Income, gains and losses credited to, or charged against, this Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets.
We are obligated to pay all money we owe under the Contracts — such as death benefits and income payments — even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Any amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, optional Guaranteed Withdrawal Benefit, Fixed Interest Account option or optional Guaranteed Minimum Accumulation Benefit that exceeds the assets in the Separate Account are also paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments, and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment manager to certain of the Portfolios offered with the Contracts or with other variable annuity contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
INVESTMENTS OF THE SEPARATE ACCOUNT
Purchase payments applied to the Separate Account will be invested in one or more of the Portfolios listed below, at net asset value without deduction of any sales charge, in accordance with the selection you make in your application. You may change your selection of Portfolios for future purchase payments at any time without charge. (See “Requests and Elections.”) You also may transfer previously invested amounts among the Portfolios, subject to certain conditions. (See “Transfer Privilege.”). Your Contract Value may be distributed among no more than 10 investment options (including the Fixed Interest Account) at any time. The Company reserves the right to add or remove Portfolios from time to time as investments for the Separate Account. See “Substitution of Investments.”
Information regarding the Portfolios available under your Contract, including each Portfolio's (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) (iii) investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to this Prospectus.
The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same subadviser. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.
If investment in the Portfolios generally or a particular Portfolio is no longer possible or in the judgment of the Company becomes inappropriate for the purposes of the Contract, the Company may substitute another Portfolio without your consent. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without any necessary approval of the SEC.
Certain Payments We Receive with Regard to the Portfolios. An investment manager or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment managers or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
As of December 31, 2023, approximately 87% of Portfolio assets held in Separate Accounts of MetLife and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of Our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby We receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the prospectuses for the Portfolios. See the “Table of Expenses” and “Distribution of Contracts”. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolios’ investment returns.
Portfolio Selection. We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager’s or sub-investment manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process are whether the Portfolios’ investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Account Balance if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Account Balance to such Portfolios.
GUARANTEED OPTION
Net purchase payments may also be allocated to the Fixed Interest Account option in states that have approved the Fixed Interest Account option. The Fixed Interest Account is a part of the Company’s general account and provides guarantees of principal and interest. (See “The Fixed Interest Account” for more information.)
THE CONTRACTS
The Contracts provide that purchase payments will be invested by the Company in the Portfolio(s) you select and that, after annuitization, the Company will make variable annuity payments on a monthly basis, unless you elect otherwise. You assume the risk of investment gain or loss in that the value of your Contract before annuitization and, in the case of a variable payment option, the annuity payments after annuitization will vary with the investment performance of those Portfolios in which your Contract is invested.
Purchase Payments
Purchase payments must be at least $25, although the Company currently requires minimum additional purchase payments to be at least $50 if they are made through a group billing arrangement (also known as a “list-bill” arrangement) and $100 per month if they are withdrawn from your bank checking account or New England Cash Management Trust account, a service known as the Master Service Account arrangement (“MSA”). The Company reserves the right to limit the amount of purchase payments under a Contract in any Contract Year to three times the anticipated annual contribution that you specify in your Contract application. The Company currently limits anticipated annual contributions to $100,000, so that the maximum amount you may contribute in any Contract Year is $300,000, or three times your specified anticipated annual contribution, if less. Except with the consent of the Company, the minimum purchase payment for a single payment Contract is $2,000 for Contracts issued in connection with IRAs and $5,000 for all other Contracts, and the maximum purchase payment for a single payment contract is $1,000,000. Payments in addition to the required minimum purchase payment may also be made on a single payment Contract, subject to the minimums set forth above. The Company reserves the right to limit purchase payments made in any Contract Year or in total under a single payment Contract.
Allocation of Purchase Payments
Net purchase payments are converted into Accumulation Units of the Divisions you select, subject to the limitation that Contract Value may be allocated among no more than 10 investment options, including the Fixed Interest Account, at any time. The number of Accumulation Units of each Division to be credited to the Contract is determined by dividing the net purchase payment by the Accumulation Unit Value for the selected Divisions next determined following receipt of the purchase payment at the Company’s Designated Office (or, in the case of the initial purchase payment, next determined following approval of the Contract application). Allocation of all purchase payments must be in whole dollar amounts or in full percentages.  For example, you may not allocate 33 1∕3% of your purchase payment to any Division.
Contract Value and Accumulation Unit Value
The value of a Contract is determined by multiplying the number of Accumulation Units credited to the Contract by the appropriate Accumulation Unit Values. As described below, the Accumulation Unit Value of each Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses borne by the Portfolio as well as charges assessed against Division assets. The Accumulation Unit Value of each Division was set at $1.00 on or about the date on which shares of the corresponding Portfolio first became available to investors. The Accumulation Unit Value is determined as of the close of regular trading on the New York Stock Exchange on each day during which the Exchange is open for trading by multiplying the last-determined Accumulation Unit Value by the net investment factor determined as of the close of regular trading on the Exchange on that day. To determine the net investment factor for any Division, the Company takes into account the change in net asset value per share of the Portfolio held in the Division as of the close of regular trading on the Exchange on that day from the net asset value most recently determined, the amount of dividends or other distributions made by that Portfolio since the previous determination of net asset value per share, and daily deduction for the Mortality and Expense Risk Charge, equal, on an annual basis, to 1.35% of the average daily net asset value of the Division.
The net investment factor (“Net Investment Factor”) for each Division is determined on each day on which the New York Stock Exchange is open for trading as follows:
(1)
The net asset value per share of the Portfolio held in the Division determined as of the close of regular trading on the New York Stock Exchange on a particular day;
(2)
Plus the per share amount of any dividend or capital gains distribution made by the Portfolio since the close of regular trading on the New York Stock Exchange on the preceding trading day.
(3)
Is divided by the net asset value per share of the Portfolio as of the close of regular trading on the New York Stock Exchange on the preceding trading day; and
(4)
Finally, the daily charge for the Mortality and Expense Risk Charge that has accumulated since the close of regular trading on the New York Stock Exchange on the preceding trading day are subtracted. (See “Administration Charges, Contingent Deferred Sales Charge and Other Deductions” in the prospectus.) On an annual basis, the total deduction for such charge equals 1.35% of the daily net asset value of the Separate Account.

The net investment factor may be greater or less than one, depending in part upon the investment performance of the Portfolio which is the underlying investment of the Division, and you bear this investment risk. The net investment results are also affected by the deductions from Division assets for the Mortality and Expense Risk Charge (previously referred to as “Base Contract Expenses”).
Under a Contract with the Fixed Interest Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Interest Account. Under a Contract that permits Contract loans, the Contract Value also includes the amount of Contract Value transferred to the Company’s general account (but outside of the Fixed Interest Account) as a result of a loan and any interest credited on that amount. Interest earned on the amount held in the general account as a result of a loan will be credited to the Contract’s Division annually in accordance with the allocation instructions in effect for purchase payments under your Contract on the date of the crediting. (See “Loan Provision for Certain Tax Benefited Retirement Plans.”)
We use the term “experience factor” to describe the investment performance for Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange (the “Exchange”) is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the “Valuation Period.” We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity.
Transfer Privilege
It is the position of the Company that you may transfer your Contract Value among investment options without incurring adverse federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between Divisions and/or the Fixed Interest Account in an attempt to limit the Owner’s incidents of ownership in the assets used to support the Contract. The Company currently allows 12 free transfers per Contract Year prior to annuitization. Additional transfers are subject to a $10 charge per transfer. The Company reserves the right to impose a charge of $10 on each transfer in excess of four per year and to limit the number of transfers. Currently, after variable annuity payments have commenced, you may make one transfer per year without the consent of the Company, and the Fixed Interest Account is not available under variable payment options. All transfers are subject to the requirement that the amount of Contract Value transferred be at least $25 (or, if less, the amount of Contract Value held in the sub-account from which the transfer is made) and that, after the transfer is effected, Contract Value be allocated among not more than ten investment options, including the Fixed Interest Account. Transfers will be accomplished at the relative net asset values per share of the particular Portfolios next determined after the request is received by the Company’s Designated Office. See “Requests and Elections” for information regarding transfers made by written request and by telephone.
For special rules regarding transfers involving the Fixed Interest Account, see “The Fixed Interest Account.” Transfers out of the Fixed Interest Account are limited as to timing, frequency and amount.

Restrictions on Frequent Transfers/Reallocations
Frequent requests from Contract Owners to make transfers/ reallocations may dilute the value of a Portfolio’s shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in:
•
American Funds Global Small Capitalization Fund
•
American Funds Growth Fund
•
American Funds Growth-Income Fund
•
American Funds The Bond Fund of America
•
Baillie Gifford International Stock Portfolio
•
CBRE Global Real Estate Portfolio
•
Harris Oakmark International Portfolio
•
Invesco Global Equity Portfolio
•
Invesco Small Cap Growth Portfolio
•
Loomis Sayles Small Cap Core Portfolio
•
Loomis Sayles Small Cap Growth Portfolio
•
MetLife MSCI EAFE® Index Portfolio
•
MetLife Russell 2000® Index Portfolio
•
MFS® Research International Portfolio
•
Neuberger Berman Genesis Portfolio
•
T. Rowe Price Small Cap Growth Portfolio
•
Western Asset Management Strategic Bond Opportunities Portfolio
We monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds® as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were, (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more “round-trips” involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/ reallocation out within the next seven calendar days or a transfer/ reallocation out followed by a transfer/ reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Portfolios available in our products, American Funds® requires us to treat all American Funds® Portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds® requires us to impose additional specified monitoring criteria for all American Funds Portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds Portfolios to determine if there were two or more transfers/reallocations in followed by transfers/ reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all reallocation/transfer requests to or from an American Funds Portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds Portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below) and reallocation/restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/ reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers/reallocations.
The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/ reallocation activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers/ reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfer/reallocation transactions in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract Owners who violate the frequent transfer/reallocation policies established by the Portfolio.
In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract Owners) will not be harmed by transfer/reallocation activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from Contract Owners engaged in frequent transfers/ reallocations, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single Contract Owner).
You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers/Reallocations
Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocations activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Surrenders
Prior to annuitization, you may surrender the Contract for all or part of the Contract Value (reduced by the amount of any outstanding loan plus accrued interest.) (See “Loan Provision for Certain Tax Benefited Retirement Plans.”) This right is subject to any restrictions on surrender under applicable laws relating to employee benefit plans or under the terms of the plans themselves. The election to surrender must be in a form conforming to the Company’s administrative procedures and must be received at the Company’s Designated Office prior to the earlier of the Maturity Date or the Annuitant’s death. You may receive the proceeds in cash or apply them to an annuity payment option. If you wish to apply the proceeds to a payment option, you must so indicate in your surrender request; otherwise you will receive the proceeds in a lump sum and may be taxed on them as a full distribution. Payment of surrender proceeds normally will be made within 7 days, subject to the Company’s right to suspend payments under certain circumstances. (See “Suspension of Payments.”) The Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the Contracts before or after the date on which annuity payments are to begin. (See “Federal Income Tax Status.”) No surrender is permitted in connection with a Contract issued pursuant to the Optional Retirement Program of the University of Texas System prior to the plan participant’s death, retirement, or termination of employment in all Texas public institutions of higher education.
On receipt of an election to surrender, the Company will cancel the number of Accumulation Units necessary to equal the dollar amount of the surrender request. On a full surrender, any applicable Administration Contract Charge will be deducted from this amount. Any applicable Contingent Deferred Sales Charge also will be deducted from this amount on a full or partial surrender. Also, any applicable Contingent Deferred Sales Charge will be imposed upon the application of proceeds to an annuity payment option unless you elect (a) a variable life income option (payment options 2, 3 or 6 as described under “Annuity Options”) or (b) for Contracts that have been in force at least five years, a fixed life income payment option (comparable to payment options 2, 3 or 6 as described under “Annuity Options” but on a fixed basis). (See “Administration Charges, Contingent Deferred Sales Charge and Other Deductions” and “Annuity Options.”) A partial surrender will reduce the Contract Value in the Divisions in proportion to the amount of Contract Value in each Divisions, unless you request otherwise. Surrenders and related charges will be based on Accumulation Unit Values next determined after the election is received at the Company’s Designated Office or, if surrender proceeds are to be applied to an annuity payment option, at such later date as may be specified in the request for surrender. After a partial surrender, the remaining Contract Value must be at least $500 (unless the Company consents to a lesser amount) or, if the Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $500, whichever is greater (unless the Company consents to a lesser amount). If the requested partial surrender would not satisfy this requirement, at the Owner’s option either the amount of the partial surrender will be reduced or the transaction will be treated as a full surrender and any applicable Contingent Deferred Sales Charge will be deducted from the proceeds.
Any surrender may result in adverse tax consequences. The Company currently waives the Contingent Deferred Sales Charge on distributions that are intended to satisfy required minimum distributions, calculated as if this Contract were the participant’s only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. You are advised to consult a qualified tax advisor as to the consequences of a distribution. (See “Federal Income Tax Status-Taxation of the Contracts.”)
Systematic Withdrawals
The Systematic Withdrawal feature available under the Contracts allows the Owner to have a portion of the Contract Value withdrawn automatically at regularly scheduled intervals prior to annuitization. The application for the Systematic Withdrawal feature specifies the applicable terms and conditions of the program. Systematic Withdrawals are processed on the same day each month, depending on your election. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, the withdrawal will be processed on the next business day. The Contingent Deferred Sales Charge will apply to amounts received under the Systematic Withdrawal program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See “Contingent Deferred Sales Charge.”) Of course, continuing to make purchase payments under the Contract while you are making Systematic Withdrawals means that you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments. The Federal tax laws may include Systematic Withdrawals in the Owner’s gross income in the year in which the withdrawal amount is received and will impose a penalty of 10% on certain systematic withdrawals which are premature distributions.
Replacement of Annuity Contracts
Exchange Programs: From time to time we may offer programs under which the Deferred Annuity offered by this Prospectus may be exchanged for certain other fixed or variable annuity contracts issued by us. You should carefully consider whether an exchange is appropriate for You by comparing the death benefits, living benefits, and other guarantees provided by the Contract You currently own to the benefits and guarantees that would be provided by the new contract. Then You should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the separate account charge) of your current Contract to the fees and charges of the new contract, which may be higher than your current Contract. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, You should consult your tax adviser before making any such exchange.
Other Exchanges: Generally, You can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Internal Revenue Code (the “Code”). Before making an exchange You should compare both annuities carefully. If You exchange your annuity for another annuity, unless the exchange occurs under one of our exchange programs described above, You might have to pay a surrender charge on your old annuity, and there may be a new surrender charge period for the new annuity. Other charges may be higher (or lower) and the benefits may be different. Also, because the new annuity may not be issued until the initial purchase payment has been received, the issuance of the new contract may be delayed. Generally, it is not advisable to purchase a deferred annuity as a replacement for an existing variable annuity contract. Before You exchange our Deferred Annuity for another annuity, ask your registered representative whether the exchange would be advantageous, given the Contract features, benefits and charges.
Loan Provision for Certain Tax Benefited Retirement Plans
Contract loans are available to participants under TSA Plans that are not subject to ERISA, to trustees of Qualified Plans and to fiduciaries of TSA Plans subject to ERISA in those states where the insurance department has approved the currently applicable Contract loan provision. (The Contracts are only available on a limited basis to plans qualified under Section 401(k) of the Code and are no longer being offered to TSA Plans subject to ERISA. See “Retirement Plans Offering Federal Tax Benefits.”)
The Department of Labor has issued regulations (the “ERISA regulations”) governing plan participant loans under retirement plans subject to ERISA. Generally, the ERISA regulations will apply to retirement plans that qualify under Sections 401(a) and 401(k) of the Code and employer-sponsored TSA Plans (generally those to which employers make contributions not attributable to salary reduction agreements). You and your employer are responsible for determining whether your plan is subject to and complies with the ERISA regulations on participant plan loans.
It is the responsibility of the trustee of a Qualified Plan or fiduciary of a TSA Plan subject to ERISA to ensure that the proceeds of a Contract loan are made available to a participant under a separate plan loan agreement, the terms of which comply with all the plan qualification requirements including the requirements of the ERISA regulations on plan loans. Therefore, the plan loan agreement may differ from the Contract loan provisions and, if you are a participant in a Qualified Plan or a TSA Plan subject to ERISA, you should consult with the fiduciary administering the plan loan program to determine your rights and obligations with respect to plan loans.

The ERISA regulations contain requirements for plan loans relating to their maximum amount, availability, and other matters. Among the rules are the requirements that the loan bear a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. These regulations may change from time to time. Failure to comply with these requirements may result in penalties under the Code and under ERISA.
One of the current requirements of the ERISA regulations is that the plan must charge a “commercially reasonable” rate of interest for plan loans. The Contract loan interest rate may not be considered “commercially reasonable” within the meaning of the ERISA regulations, and it is the responsibility of the plan fiduciary to charge the participant any additional interest under the plan loan agreement which may be necessary to make the overall rate charged comply with the regulation. The ERISA regulations also currently require that a loan be adequately secured, but provide that not more than 50% of the participant’s vested account balance under the plan may be used as security for the loan. A Contract loan is secured by the portion of the Contract Value which is held in the Company’s general account as a result of the loan. The plan fiduciary must ensure that the Contract Value held as security under the Contract, plus any additional portion of the participant’s vested account balance which is used as security under the plan loan agreement, does not exceed 50% of the participant’s total vested account balance under the plan.
The amount of any loan may not exceed the maximum loan amount as determined under the Company’s maximum loan formula. The effect of a loan on your Contract is that a portion of the Contract Value equal to the amount of the loan will be transferred to the Company’s general account and will earn interest (which is credited to the Contract) at the effective rate of 4 1∕2% per year. This earned interest will be credited to the Contract’s sub-accounts (and, if available under your Contract, to the Fixed Interest Account) annually in accordance with the allocation instructions in effect for purchase payments under your Contract on the date of the crediting. Interest charged on the loan will be 6 1∕2% per year. Depending on the Company’s interpretation of applicable law and on the Company’s administrative procedures, the interest rates charged and earned on loaned amounts may be changed (for example, to provide for a variable interest rate) with respect to new loans made. The minimum loan amount is currently $500. Because the amount moved to the general account as a result of the loan does not participate in the Separate Account’s investment experience, a Contract loan can have a permanent effect on the Contract Value and Death Proceeds.
The Company will not permit more than one loan at a time on any Contract except where state regulators require otherwise. In addition, the maximum amount for a qualified loan is limited such that the amount of the loan, when added to the outstanding loan balance of all other loans, whenever made, from all other plans of the same employer, does not exceed $50,000 reduced by the excess of the highest outstanding balance of loans under such plans during the one-year period, ending on the day before the date on which the loan is made; over the outstanding balance of loans under such plans on the date the loan is made; or if less the greater of: (1) $10,000; or (2) 50% of the current value of your nonforfeitable, accrued benefits under the plan. Loans must be repaid within 5 years except for certain loans used for the purchase of a principal residence, which must be repaid within 20 years. Repayment of the principal amount and interest on the loan will be required in equal monthly installments by means of repayment procedures established by the Company. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code. Under current practice, if a Contract loan installment repayment is not made, the Company (unless restricted by law) may make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan or, if there is a default on the Contract loan, in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and $30 Administration Contract Charge in each case). (A default on the loan is defined in the loan application and includes, among other things, nonpayment of three consecutive or a total of five installment repayments, or surrender of the Contract.) For TSA Plans that are not subject to ERISA, the current actual distribution will be limited to pre-1989 money unless you are age 59 1∕2 or otherwise comply with the legal requirements for permitted distributions under the TSA Contract. If these limitations do not apply (i.e. you are under the age of 59 1∕2 or no pre-1989 money is in your Contract) the Company will report the amount of the unpaid installment repayment or default as a deemed distribution for tax purposes, but will postpone an actual distribution from the Contract until the earliest distribution date permitted under the law. An installment repayment of less than the amount billed will not be accepted. A full or partial surrender of the Contract to repay all or part of the loan may result in serious adverse tax consequences for the plan participant (including penalty taxes) and may adversely affect the qualification of the plan or Contract. The trustee of a Qualified Plan or a TSA Plan subject to ERISA will be responsible for reporting to the IRS and advising the participant of any tax consequences resulting from the reduction in the Contract Value caused by the surrender and for determining whether the surrender adversely affects the qualification of the plan. In the case of a TSA Plan not subject to ERISA, the Company will report the default to the IRS as a taxable distribution under the Contract.
The Internal Revenue Service issued proposed regulations in December of 1997, which, if finalized in their present form, would require that if the repayment terms of a loan are not satisfied after the loan has been made due to a failure to make a loan repayment as scheduled, including any applicable grace period, the balance of the loan would be deemed to be distributed. If the loan is treated as a distribution under Code Section 72(p), the proposed regulations state that the amount so distributed is to be treated as a taxable distribution subject to the normal rules of Code Section 72, if the participant’s interest in the plan includes after-tax contributions (or other tax basis). A deemed distribution would also be a distribution for purposes of the 10 percent tax in Code Section 72(1). However, a deemed distribution under Section 72(p) would not be treated as an actual distribution for purposes of Code Section 401, the rollover and income averaging provisions of Section 402 and the distribution restrictions of Section 403(b).
Partial surrenders will be restricted by the existence of a loan and, after any partial surrender, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $500, whichever is greater (unless the Company consents to a lesser amount). If a partial surrender by the Company to enforce the loan repayment schedule would reduce the unloaned Contract Value below this amount, the Company reserves the right to surrender the entire Contract and apply the Contract Value to the Contingent Deferred Sales Charge, the $30 Administration Contract Charge and the amount owed to the Company under the loan. If at any time an excess Contract loan exists (that is, the Contract loan balance exceeds the Contract Value), the Company has the right to terminate the Contract.
Unless you request otherwise, Contract loans will reduce the amount of the Contract Value in the Divisions in proportion to the Contract Value then in each Divisions. If any portion of the Contract loan was attributable to Contract Value in the Fixed Interest Account, then an equal portion of each loan repayment will have to be allocated to the Fixed Interest Account. (For example, if 50% of the loan was attributable to your Fixed Interest Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Interest Account). Unless you request otherwise, a repayment will be allocated to the Divisions in the same proportions to which the loan was attributable to the Divisions. (Under certain loans made prior to the date of this prospectus and loans made in South Carolina, repayments will be allocated, unless you request otherwise, according to the allocation instructions in effect for purchase payments under your Contract, pursuant to the terms of the applicable Contract loan endorsement.)

The amount of the death proceeds, the amount payable upon surrender of the Contract and the amount applied on the Maturity Date to provide annuity payments will be reduced by the amount of any outstanding Contract loan plus accrued interest. In these circumstances, the amount of the outstanding contract loan plus accrued interest generally will be taxed as a taxable distribution.
The tax and ERISA rules relating to participant loans under tax benefited retirement plans are complex and in some cases unclear, and they may vary depending on the individual circumstances of each loan. The Company strongly recommends that you, your employer and your plan fiduciary consult a qualified tax advisor regarding the currently applicable tax and ERISA rules before taking any action with respect to loans.
The Company will provide further information regarding loans upon request.
Suspension of Payments
The Company reserves the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between Divisions when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists such that it is not reasonably practicable to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the SEC by order so permits for the protection of securities holders. Conditions described in (b) and (c) will be decided by or in accordance with rules of the SEC.
Ownership Rights
During the Annuitant’s lifetime, all rights under the Contract are vested solely in the Owner unless otherwise provided. Such rights include the right to change the Beneficiary, to change the payment option, to assign the Contract (subject to the restrictions referred to below), and to exercise all other rights, benefits, options and privileges conferred by the Contract or allowed by the Company. Transfer of ownership of the Contract under an ERISA “Pension Plan” to a non-spousal beneficiary may require spousal consent.
Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be “Pension Plans” under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in the Contract. Thus, the tax consequences of the purchase of the Contracts by Pension Plans should be considered carefully.
Those Contracts offered by the prospectus which are designed to qualify for the favorable tax treatment described below under “Federal Income Tax Status” contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. An Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax advisor.
If Contracts offered by this prospectus are used in connection with deferred compensation plans or retirement plans not qualifying for favorable Federal tax treatment, such plans may also restrict the exercise of rights by the Owner. An Owner should review the provisions of any such plan.

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Basic Death Benefit	The Contract’s Death Proceeds at any time are the greater of: (1) the sum of all purchase payments adjusted for any partial surrenders; or (2) the current Contract Value.	Standard	None	•Withdrawals or loans could significantly reduce the benefit.
Dollar Cost Averaging	You may request that a certain amount of your Contract Value be transferred on the same day each month, from any one Division of your choice to one or more of the other Divisions.	Standard	None	•Minimum periodic transfer of $100 is required
Systematic Withdrawal Program	You may request to have a portion of the Contract Value withdrawn automatically at regularly scheduled intervals prior to annuitization.	Standard	None	•Any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Disability Benefit Rider	If the Annuitant becomes totally disabled, the rider provides that the Company will make monthly purchase payments under the Contract	Standard	2.25%
•Available only if you
are under age 60
when your Contract
is issued and if you
plan to make regular
annual contributions
to the Contract
•If your annuity was
issued in connection
with an employer
plan, you should
check with your
employer regarding
the availability of
riders.

Dollar Cost Averaging
The Company offers an automated transfer privilege referred to here as dollar cost averaging. Under this feature you may request that a certain amount of your Contract Value be transferred on the same day each month, prior to annuitization, from any one Division of your choice to one or more of the other Divisions subject to the limitation that Contract Value may not be allocated to more than 10 Divisions, at any time. Currently, a minimum of $100 must be transferred to each Division that you select under this feature. Transfers made under the dollar cost averaging program will not be counted against the twelve transfers per year which may be made free of charge. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. Requests related to your use of the dollar cost averaging program should be sent to the Designated Office.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from Deutsche Government Money Market Division to specified other Divisions that you choose, over a 12 month period we will pay $1,000 each month for 12 months.
Systematic Withdrawals
The Systematic Withdrawal feature available under the Contracts allows the Owner to have a portion of the Contract Value withdrawn automatically at regularly scheduled intervals prior to annuitization. The application for the Systematic Withdrawal feature specifies the applicable terms and conditions of the program. Systematic Withdrawals are processed on the same day each month, depending on your election. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, the withdrawal will be processed on the next business day. The Contingent Deferred Sales Charge will apply to amounts received under the Systematic Withdrawal program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See “Contingent Deferred Sales Charge.”) Of course, continuing to make purchase payments under the Contract while you are making Systematic Withdrawals means that you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments. The Federal tax laws may include systematic withdrawals in the Owner’s gross income in the year in which the withdrawal amount is received and will impose a penalty of 10% on certain systematic withdrawals which are premature distributions.
For example, if you elect that you want to receive systematic withdrawals of $50 per month you will receive these payments until you decide you want to terminate the systematic withdrawal or until there is no more Account Balance.
Payment on Death (Death Benefit)
Prior to annuitization, the Contract’s Death Proceeds are payable to the Beneficiary if the Company receives due proof of death of: (1) the Owner; or (2) the Annuitant, in the case of a Contract that is not owned in an individual capacity. The Contract’s Death Proceeds are the greater of: (1) the sum of all purchase payments adjusted for any partial surrenders; or (2) the current Contract Value. For this purpose, the current Contract Value is the value next determined after the later of the date when the Company receives at the Designated Office: (1) due proof of death; or (2) an election of continuation of the Contract (if available) or of payment either in one sum or under an annuity payment option.
Death Proceeds will be reduced by the amount of any outstanding loan plus accrued interest. (See “Loan Provision for Certain Tax Benefited Retirement Plans.”)
Example
A	Initial purchase payment	Date	Amount
		10/1/2018	$100,000
B	Account Balance	10/1/2019 (Current Contract Value)	$104,000
C	Death Benefit	As of 10/1/2019	$104,000 (= greater of A and B)
If the Annuitant dies after annuitization, the amount payable, if any, will be as specified in the annuity payment option selected.
Options for Death Proceeds. The Death Proceeds, reduced by the amount of any outstanding loan plus accrued interest, will be paid in a lump sum or will be applied to provide one or more of the fixed or variable methods of payment available. (See “Annuity Options.”) The Owner may elect the form of payment during his or her lifetime (or during the Annuitant’s lifetime, if the Contract is not owned in an individual capacity). Such an election, particularly in the case of Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of Federal tax law. If the Owner has not made such an election, payment will be in a single sum, unless the Beneficiary elects an annuity payment option within 90 days after receipt by the Company of due proof of the Annuitant’s death or elects to apply the amount payable under the Contract to purchase a new Contract. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.
The Company also intends to make Beneficiary Continuation and Spousal Continuation provisions available under the Contracts, subject to any necessary state approvals. Under these provisions, an eligible Beneficiary would also have the option of continuing the Contract, as further described below. If either Beneficiary or Spousal Continuation applies to a Contract, and an eligible Beneficiary does not make an election of continuation of the Contract or of payment either in one sum or under an annuity payment option within 90 days after the Company receives due proof of death, the Contract will be continued under the applicable continuation provision.
For non-tax qualified plans, the Code requires that if any Owner (or, if applicable, the Annuitant) dies prior to annuitization, the Death Proceeds must be either: (1) distributed within five years after the date of death; or (2) applied to a payment option payable over the life (or over a period not exceeding the life expectancy) of the Beneficiary, provided further that payments under the payment option must begin within one year of the date of death. Special options apply under a non-tax qualified plan for spouses. See “Special Options for Spouses.” There are comparable· rules for distributions on the death of the Annuitant under tax qualified plans; however, if the Beneficiary under a tax qualified Contract is the Annuitant’s spouse, the Code generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1∕2 (which may be more or less than five years after the Annuitant’s death).
If an Owner (or, if applicable, the Annuitant) dies on or after annuitization, the remaining interest in the Contract must be distributed at least as quickly as under the method of distribution in effect on the date of death.
Beneficiary Continuation
In keeping with the Code’s general requirement that Death Proceeds must be distributed within ten years after the death of an Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to hold his or her share of the Death Proceeds (as determined after the Death Proceeds have been reduced by the amount of any outstanding loan plus accrued interest) in the Contract and to continue the Contract for a period ending ten years after the date of death, provided that the Beneficiary’s share of the Death Proceeds meets the Company’s published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) and death of the original Owner did not occur on or after the Annuity Start Date. If death occurred after the Annuity Start Date, then the Beneficiary must continue to receive annual required minimum distributions from the Contract. The Contract cannot be continued for any Beneficiary whose share of the Death Proceeds does not meet the minimum.
The Beneficiary has 90 days after the date the Company receives due proof of death to make an election with respect to his or her share of the Death Proceeds. The Beneficiary may elect either: (1) payment in a single sum; (2) application to a permitted annuity payment option with payments to begin within one year of the date of death; or (3) Beneficiary Continuation, provided that the Beneficiary’s share of the Death Proceeds meets the Company’s published minimum and the Owner's death did not occur on or after the Annuity Start Date. If the Beneficiary does not make an election within 90 days after the Company receives due proof of death, the Contract will be continued under the Beneficiary Continuation provision for a period ending ten years after the date of death. If Beneficiary Continuation is not available because the Beneficiary’s share of the Death Proceeds does not meet the Company’s published minimum or the Owner's death occurred after the Annuity Start Date the Death Proceeds will be paid in a single sum unless the Beneficiary elects an annuity payment option within 90 days alter the Company receives due proof of death.
If the Contract is continued under the Beneficiary Continuation provision, the Death Proceeds (reduced by the amount of any outstanding loan plus accrued interest) become the Contract Value on the date the continuation is elected, and will be allocated among the Divisions in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially surrender his or her Contract Value, and no contingent deferred sales charge will apply. The Beneficiary cannot, however, make additional purchase payments, take loans or exercise the dollar cost averaging feature. Ten years from the date of death of the Owner (or, if applicable, the Annuitant), the Company will pay the Beneficiary’s Contract Value to the Beneficiary. If the Beneficiary dies during that ten year period, the Beneficiary’s death benefit will be the Beneficiary’s Contract Value on the date when the Company receives due proof of the Beneficiary’s death.
Special Options for Spouses
Under the Spousal Continuation provision, the Contract may be continued after the death of an Owner (or the Annuitant, in the case of a Contract that is not owned in an individual capacity) if the Contract identifies the deceased spouse as the Owner (or, if applicable, the Annuitant) and the surviving spouse as the primary Beneficiary. In that case, the surviving spouse can elect one of the following three options within 90 days alter the Company receives due proof of death of the Owner (or, if applicable, the Annuitant). The surviving spouse may elect: (1) to receive the Death Proceeds (reduced by the amount of any outstanding loan plus accrued interest) either in one sum or under a permitted payment option; (2) to continue the Contract under the Beneficiary Continuation provision; or (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Owner (or, if applicable, the Annuitant). If the surviving spouse does not make an election within 90 days alter the Company receives due proof of death, the Contract will automatically be continued under the Spousal Continuation provision, with the result that the surviving spouse will forego the right to receive the Death Proceeds at that time.
Under the Spousal Continuation provision, all terms and conditions of the Contract that applied prior to the death will continue to apply, regardless of whether or not the Contract is qualified for tax benefited treatment under the Code, except that:
a.
The surviving spouse will not be permitted to make additional purchase payments or take loans under Contracts issued in connection with a retirement plan qualifying for tax benefited treatment under Section 401 or 403 of the Internal Revenue Code; and
b.
The Maturity Date will be reset to a later date, if necessary, based on the age of the surviving spouse. The Maturity Date cannot be reset to an earlier date. In the event the Maturity Date is reset, the new Maturity Date will be the date when the surviving spouse reaches the maximum maturity age under applicable state law. In most states, the maximum maturity age is 95, but the maximum maturity age is 85 in New York and Pennsylvania.
The Spousal Continuation provision will not be available if, at the time of the Owner’s death, the surviving spouse is older than the maximum maturity age under applicable state law. In addition, the Spousal Continuation provision will not be available if, at the original Maturity Date, the surviving spouse would be older than the maximum maturity age under applicable state law.
The rules regarding distributions to a surviving spouse who elects Beneficiary Continuation, as opposed to Spousal Continuation, depend on whether the Owner died before or after his Annuity Start Date.
If the Owner's death occurred prior to the Annuity Start Date then (1) the surviving spouse can elect to delay distributions until the Owner would have obtained their Required Beginning Date or (2) must fully liquidate the contract within ten years from the date of death.
If the Owner’s death occurred on or after the Annuity Start Date, then the surviving spouse must continue to receive annual required minimum distributions and fully liquidate the contract within ten years from the date of death.

Please refer to the Federal Tax Considerations section for additional information regarding required minimum distribution requirements. If a Contract is subject to a loan at the time the Owner (or, if applicable, the Annuitant) dies, and the Contract is continued under the Spousal Continuation provision, the amount of the outstanding loan plus accrued interest will be treated as a taxable distribution from the Contract to the deceased Owner, and the Contract Value will be reduced accordingly.
Disability Benefit Rider
A disability benefit rider was available at issuance of the Contract for an additional fee, provided that the Annuitant satisfied any applicable underwriting standards. This feature was available only if you were under age 60 when your Contract was issued and if you planned to make regular annual contributions to the Contract. If the Annuitant becomes totally disabled, the rider provides that the Company will make monthly purchase payments under the Contract, subject to the terms and conditions of the rider. It does not waive surrender charges.
When a claim for benefits under the Disability Benefit Rider is approved, the Company will provide an initial benefit. The initial benefit will be equal to one monthly purchase payment benefit times the number of rider months which have started during the benefit period.
The Company will pay to the Owner:
•
The whole initial benefit or, if less,
•
An amount equal to the sum of all purchase payments which are applied to the Contract during the benefit period.
The amount of the purchase payment benefit for each month of the benefit period will be computed as follows:
If total disability starts during the first rider month, the amount will be equal to the smaller of (a) the sum of all credits in the first rider month but before the date total disability started; and (b) one-twelfth of the Maximum Purchase Payment Benefits for the first rider year.
If total disability starts after the first rider month but during the first rider year, the amount will be equal to the smaller of: (a) the monthly average of credits for all rider months before the rider month in which the total disability started; and (b) one-twelfth of the Maximum Purchase Payment Benefits for the first rider year.
If total disability starts after the first rider year, the amount will be equal to the monthly average of credits for all rider years before the rider year in which total disability started.
After total disability has continued for at least six months, the Company will waive premiums for this Rider which are due and payable for the benefit period. The Company will refund to the Owner the part of any premiums which are paid but later waived.
Example:
For example, If you purchased the rider and you indicated that you want us to make monthly purchase payments of $50.00 on your behalf in the event you become totally disabled as defined in the rider and you then become totally disabled, we will make the $50.00 purchase payments during the period of your disability as defined in the rider.

GENERAL INFORMATION
Requests and Elections
We permit You to request transactions by mail, telephone, facsimile (also referred to as “fax”), email or Internet (we may require specific forms for certain transactions). We may suspend or eliminate telephone facsimile, email, or Internet privileges at any time for all or any transaction types, without prior notice. We reserve the right not to accept requests for transactions by facsimile.
If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an Owner’s account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.
By Telephone, Facsimile, Email or Internet
You may obtain information and initiate a variety of transactions by telephone, facsimile, email or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions requests accessible to You include:
•
Account Balance
•
Unit Values
•
Current rates for the Fixed Interest Account
•
Transfers
•
Changes to investment strategies
•
Changes in the allocation of future purchase payments.
Your transaction must be in Good Order (discussed below) and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone requests, and providing written confirmation of the transaction, in order to confirm that requests communicated by telephone, fax, email Internet or other means are genuine. Any telephone, fax, email or Internet requests reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of requests. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that requests communicated by telephone, fax, email or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at your Designated Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Response times for the telephone, facsimile, email or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

•
any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or
•
any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.
Telephone, facsimile, email and computer systems may not always be available. Any telephone, facsimile, email or computer system, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to your Designated Office.
We have put into place reasonable security procedures to insure that requests communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those requests. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your Designated Office.
Good Order
Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.
A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and correct. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the requested transaction; the signatures of all Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact us or your sales representative before submitting the form or request
After Your Death
If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the dollar cost averaging program, the minimum distribution program and the systematic withdrawal program), we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. If the Beneficiary is your spouse, the spouse may be substituted as the Contract Owner of the Contract and continue the Contract. We permit the Beneficiary of a Traditional IRA Contract in your name for his/her benefit. If You are receiving income payments, we will cancel the request and continue making payments to your Beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a Joint Annuitant.
Abandoned Property Requirements
Every state has unclaimed property laws that generally declare non-ERISA (“Employee Retirement Income Security Act of 1974”) annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract’s maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or You last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update your Beneficiary designations, including addresses, if and as they change. Please call 833-642-1008 to make such changes.
Misstatement
We may require proof of age or sex (where permitted) of the Owner, Annuitant or Beneficiary before making any payments under this Contract that are measured by the Owner’s, Annuitant’s or Beneficiary’s life. If the age or sex (where permitted) of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex (where permitted).
Once income payments have begun, any overpayments or underpayments will be made up in one sum with the next income payment in a manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we may be required to pay interest on any underpayments.
Third Party Requests
Generally, we only accept requests for transactions or information from You. In addition, we reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Owners and who simultaneously makes the same request or series of requests on behalf of other Owners.
Valuation — Suspension of Payments
We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each Division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days’ notice.
When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/ reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Contract, we base the number of Annuity Units You receive on the next available Annuity Unit Value.
We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:
•
rules of the SEC so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or
•
during any other period when the SEC by order so permits.
ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUCTIONS
The Company deducts various charges from Contract Value for the services provided, expenses incurred and risks assumed in connection with the Contracts. For example, the Company incurs costs and expenses in connection with issuing Contracts, maintaining Contract Owner records and providing accounting, valuation, regulatory and reporting services. The Company also incurs costs and expenses associated with the marketing, sale and distribution of the Contracts. In addition, the Company assumes mortality and expense risks under the Contracts. In particular, the Company guarantees that the dollar amount of the Administration Contract Charge will not increase over the life of a Contract, regardless of the actual expenses. Also, the Company guarantees that, although annuity payments will vary according to the performance of the investments you select, annuity payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this mortality risk by virtue of annuity rates in the Contract that cannot be changed. The Company also assumes the risk of making a minimum death benefit payment if the Owner (or, if applicable, the Annuitant) dies prior to annuitization. (See “Payment on Death Prior to Annuitization.”)
The amount and manner of deduction of Contract charges is described below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Contingent Deferred Sales Charge may not fully cover all of the sales and distribution expenses actually incurred by the Company, and proceeds from other charges, including the mortality and expense risk charge, (collectively, previously referred to as “Base Contract Expenses”) may be used in part to cover such expenses.
The contingent deferred sales charge pays for distribution of the contracts. The administrative charge pays for the cost of administering the Contracts, including recordkeeping, responding to Owner requests and questions. The mortality and expense risk charge pays for the assumption of risk that the charges under the Contract do not fully reflect the costs.
Administration Charge
The Company deducts an Administration Charge equal to $30 per year. The Administration Charge will be deducted from each Division in the ratio of your interest therein to your total Contract Value.
The annual $30 Administration Contract Charge is deducted from the Contract Value on each Contract anniversary for the prior Contract Year and will be deducted on a pro rata basis at annuitization or at the time of a full surrender if the annuitization or surrender occurs on a date other than a Contract anniversary. The charge is not imposed after annuitization. In those instances in which two Contracts are issued to permit the funding of a spousal IRA, the Administration Charge will be imposed only on the Contract to which the larger purchase payments have been allocated in the Contract application.
Transfer Fee
Prior to annuitization, the Company reserves the right to impose a transfer fee of $10 on each transfer in excess of 4 per Contract Year and to limit the number of transfers; however we currently impose this fee on transfers in excess of 12 per Contract Year.
Disability Benefit Rider Charge
We do not currently charge for this benefit.
Mortality and Expense Risk Charge
The Company deducts a Mortality and Expense Risk Charge from the Separate Account. This Charge is computed and deducted on a daily basis from the assets in each Division attributable to the Contracts. The charge is at an annual rate of 0.95% of the average net assets of each such Division, of which 0.60% represents a mortality risk charge and 0.35% represents an expense risk charge. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed after annuitization if annuity payments are made on a variable basis. (See “Annuity Payments.”) The Company also deducts an Administration Asset Charge of 0.40% of average net assets. Collectively, the Mortality and Expense Risk Charge and the Administration Asset Charge are referred to herein as the “Base Contract Expenses.”
Contingent Deferred Sales Charge
The Company does not make any deductions for sales expenses from purchase payments at the time of purchase. The Contingent Deferred Sales Charge, when applicable, is intended to assist the Company in covering its expenses relating to the sale of the Contracts, including commissions, preparation of sales literature and other promotional activity.
No Contingent Deferred Sales Charge will apply after a Contract reaches its Maturity Date. You select a Maturity Date when applying for your Contract. The Maturity Date selected must be at least 10 years after issue of the Contract. Under current rules, the Company may consent to issue a Contract with a Maturity Date less than 10 years after issue, provided that the Owner is an employer-sponsored pension plan through which Contracts were purchased prior to May 1, 1994. (See “Election of Annuity” for more information.) A Contingent Deferred Sales Charge will be imposed in the event of certain partial and full surrenders and applications of proceeds to certain payment options prior to the Maturity Date. Up to 10% of the Contract Value on the date of surrender may be surrendered without charge in any one Contract Year. If there is more than one partial surrender in a Contract Year, the amount that may be surrendered without charge is 10% of the Contract Value on the date of the first partial surrender during such year. No charge will be imposed for payments made upon death or application of proceeds to variable life income payment options (payment options 2, 3 or 6 as described under “Annuity Options” below) prior to the Maturity Date. If the Contract has been in force for five years, no charge will be applied upon the election of a fixed life income payment option (comparable to payment options 2, 3 or 6 as described under “Annuity Options” below but on a fixed basis). The Contingent Deferred Sales Charge will be applied upon the election of other forms of payment prior to the Maturity Date. Any such election will be treated as a full surrender for purposes of calculating the applicable Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge applied will equal the following amounts if the transaction occurs in the years indicated:
Percentage of Contract Value Withdrawn (after free withdrawal of 10% of the Contract Value)
Contract Year
1	2	3	4	5	6	7	8	9	10	11 and After
6.5%	6.0%	5.5%	5.0%	4.5%	4.0%	3.5%	3.0%	2.0%	1.0%	0%
In cases where the Company has consented to issue a Contract with less than 10 years to the Maturity Date, the Contingent Deferred Sales Charge will be calculated as though the year of the Maturity Date is the tenth Contract Year (and the preceding Contract Year is the ninth year, and so forth) resulting in a lower percentage charge for each Contract Year shown in the table above.
In no event will the total Contingent Deferred Sales Charge exceed 8% of the first $50,000 of purchase payments made under the Contract and 6.5% of the amount of purchase payments in excess of $50,000. (For Contracts issued on individuals age 50 or above to employer-sponsored pension plans through which contracts were purchased prior to May 1, 1994, a different Contingent Deferred Sales Charge scale may apply. The applicable scale is indicated on the schedule page of the Contract.)
The following example illustrates the circumstances under which the maximum sales load would apply. It is hypothetical only and is not intended to suggest that these performance results would necessarily be achieved.
EXAMPLE:
Assume that you purchased a Contract with a $10,000 single purchase payment and that you surrendered the Contract during the fifth Contract Year when the Contract Value had grown to $19,850.
Using the Contingent Deferred Sales Charge schedule in the chart above, the Contingent Deferred Sales Charge would be: 4.5% X (90% of $19,850), or $804. However, because this is larger than the maximum allowable charge (8% of the $10,000 purchase payment), your actual Contingent Deferred Sales Charge would be only $800.
The Company currently waives the Contingent Deferred Sales Charge on distributions that are intended to satisfy minimum distributions, as required by tax law, calculated as if this Contract were the participant’s only retirement plan asset. This waiver only applies if the required minimum distribution exceeds the free withdrawal amount and no previous surrenders were made during the Contract Year. (See “Federal Income Tax Status - Taxation of the Contracts.”)
In the case of a partial surrender, the Contingent Deferred Sales Charge is deducted from the Contract Value remaining after the Owner has received the amount requested and is a percentage of the total amount withdrawn. For example, if you requested a partial surrender of $100 (after previously surrendering 10% of the Contract Value free of charge in that Contract Year) and the applicable Contingent Deferred Sales Charge was 5%, the total amount of Contract Value withdrawn in that transaction would be $105.26. After giving effect to a partial surrender, including deduction of the Contingent Deferred Sales Charge, the remaining Contract Value must be at least $500 (unless the Company consents to a lesser amount) or, if the Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $500, whichever is greater (unless the Company consents to a lesser amount). If the requested partial surrender would not satisfy this requirement, at the Owner’s option either the amount of the partial surrender will be reduced or the transaction will be treated as a full surrender and the Contingent Deferred Sales Charge deducted from the proceeds. The Contingent Deferred Sales Charge is deducted from the Divisions in the same proportion as the Contract Value that you requested to be surrendered.
The Contingent Deferred Sales Charge will be waived in connection with an exchange by an Owner of one Zenith Accumulator Contract for another Zenith Accumulator Contract.
Premium Tax Charges
Various states impose a premium tax on annuity purchase payments received by insurance companies. The Company may deduct these taxes from purchase payments and currently does so for Contracts subject to the insurance tax law of South Dakota. Certain states may require the Company to pay the premium tax at annuitization rather than when purchase payments are received. In those states the Company may deduct the premium tax, calculated as a percentage of Contract Value, on the date when annuity payments are to begin. Deductions for state premium tax charges currently range from 0% to 3.50% of the Contract Value (or, if applicable, purchase payment). The Company may in the future deduct premium taxes under Contracts subject to the insurance tax laws of other states, or the applicable premium tax rates may change.
Surrender of a Contract may result in a credit against the premium tax liability of the Company in certain States. In such event, the surrender proceeds will be increased by the amount of such tax credit.
Premium tax rates are subject to being changed by law, administrative interpretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and the insurance tax law of the state.
Other Expenses
Portfolio Company Charges
Charges are deducted from and expenses are paid out of the assets of the Portfolios that are described in the prospectuses for those companies.
We currently charge a platform charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth, American Funds Bond and American Funds Global Small Capitalization Divisions. We reserve the right to impose an additional platform charge on Divisions that we add to the Contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such Divisions.
Charges Under Contracts Purchased by Exchanging a Fund I or Preference Contract
If a Contract is purchased by exchanging a variable annuity contract issued by New England Variable Annuity Fund I (a “Fund I contract”) or New England Retirement Investment Account (a “Preference contract”), the sales charges will be calculated as described below. There will be no Contingent Deferred Sales Charge on the transfer of assets from a Fund I or Preference contract to a Zenith Accumulator Contract.
A Contract issued in exchange for a Fund I contract will have no Contingent Deferred Sales Charge. No further purchase payments will be permitted to be made under a Contract purchased by exchanging a Fund I contract. If you purchase a Contract by exchanging a Fund I contract and you also hold or acquire another Zenith Accumulator

Contract, the $30 Administration Contract Charge will only be imposed on one of the Contracts. Total asset-based charges (including the investment advisory fee) under Fund I contracts currently equal approximately 1.35%.
A Contract issued in exchange for a Preference contract will have no Contingent Deferred Sales Charge. Although Preference contracts were originally issued subject to a contingent deferred sales charge, there are no longer any Preference contracts subject to such a charge. Preference contracts have asset-based charges of 1.25% for mortality and expense risks, but do not have an asset-based administration charge. Preference contracts impose a $30 annual administration charge.
If you are contemplating an exchange of a Fund I or Preference contract for a Zenith Accumulator Contract, you should compare the charges deducted under your existing contract and under the Zenith Accumulator Contract for mortality and expense risk charges, administrative charges and investment advisory fees.
ANNUITY PAYMENTS
Election of Annuity
When applying for a Contract, you select the Maturity Date and an annuity payment option. The Maturity Date selected must be at least 10 years after issue of the Contract. Under current rules, the Company may consent to issue a Contract with a Maturity Date less than 10 years after issue, provided that the Owner is an employer-sponsored pension plan through which Contracts were purchased prior to May 1, 1994. Such Contracts are only available, however, to Annuitants who are age 50 or over at the time of issue. In addition, the applications for such Contracts must satisfy the Company’s suitability guidelines and, in the case of Annuitants between the ages of 50 and 58 1∕2 at the time of issue, the Maturity Date must be no earlier than the date at which the Annuitant would reach age 59 1∕2. Once a Maturity Date is selected, you cannot change it to an earlier date. However, you may surrender the Contract at any time before the Maturity Date and apply the surrender proceeds to an annuity payment option. At any time before the Maturity Date, you may elect to defer the Maturity Date, but you must obtain Company consent to defer if on the later Maturity Date the age of the Annuitant at his or her nearest birthday would be more than seventy-five. You may change the annuity payment option at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, the amount of Contract Value applied to the fixed payment option (net of any applicable charges described under “Administration Charges, Contingent Deferred Sales Charge and Other Deductions”) will be transferred to the general account of the Company, and the annuity payments will be fixed in amount and duration by the annuity payment option selected, the age of the Payee and, for Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, by the sex of the Payee. (See “Amount of Variable Annuity Payments.”)
Requests to defer the Maturity Date, change payment options or make other elections relating to annuity payments should be sent to the Designated Office. Contracts acquired by retirement plans qualifying for tax benefited treatment may be subject to various requirements concerning the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

Annuity Options
Prior to annuitization, you may elect, subject to any applicable restrictions of Federal tax law, to have payments made under any of the annuity payment options provided in the Contract. Any such election depends upon written notice to (and, for variable annuity payment options to begin during the first Contract Year, consent of) the Company. Requests relating to annuity payment options should be sent to the Designated Office. In the event of your death, without having made an election of an annuity payment option, the beneficiary can elect any of the available options listed below, subject to applicable Federal tax law restrictions. Payments will begin on the Maturity Date, as stated in your application or as subsequently deferred, or, in the case of a full surrender as otherwise specified. Pursuant to your election, the Company shall apply all or any part designated by you of the value of your Contract, less any applicable Contingent Deferred Sales Charge and Administration Contract Charge, to any one of the annuity payment options described below.
Prior to annuitization (but only if the Annuitant is living), you may elect to apply all or any part of the Death Proceeds under any one of the annuity payment options listed below or in any other manner agreeable to the Company.
The total amount of the Contract Value or Death Proceeds which may be applied to provide annuity payments will be reduced by any applicable charges and by the amount of any outstanding loan plus accrued interest. (See “Loan Provision for Certain Tax Benefited Retirement Plans.”)
You may choose the frequency of your income payments (choosing less frequent payments will result in each income payment being larger). For example, You may receive your payments on a monthly, quarterly, semiannual or annual basis.
Your income payment amount will depend upon your choices. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or Joint Annuitant is alive result in income payments that are smaller than with income payment types without such a guarantee. In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger.”
The Contract provides for the variable annuity payment options listed below.*
First Option: Variable Income for a Specified Number of Years.** The Company will make variable monthly payments for the number of years elected, which may not be more than the permitted number of years. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.
Second Option: Variable Life Income. The Company will make variable monthly payments which will continue while the Payee is living***; while the Payee is living but for at least ten years or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)
Third Option: Variable Life Income, Installment Refund. The Company will make variable monthly payments during the life of the Payee but for a period at least as long as the nearest whole number of months calculated by dividing the amount applied to this Option by the amount of the first monthly payment.
Sixth Option: Variable Life Income for Two Lives. The Company will make variable monthly payments which will continue while either of two Payees is living (Joint and Survivor Variable Life Income)***, while either of two

Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 3/4 to Survivor Variable Life Income).*** THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.
*
Your Contract lists a fourth and fifth option ... however, due to tax law considerations, these options are not available on a fixed or variable basis.
**
Application of proceeds under this option upon surrender will result in the imposition of any applicable charge described under “Contingent Deferred Sales Charge.”
***
IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE VARIABLE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO VARIABLE ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.
Comparable fixed payment options are also available for all of the options described above. In addition, other annuity payment options (including other periods certain) may be available from time to time, and you should consult the Company as to their availability. If you do not elect an annuity payment option by the Maturity Date, variable payments under the Contract will be made while the Payee is living but for at least ten years. (This is the Second Option: Variable Life Income with Period Certain.) If installments under an annuity payment option are less than $20, the Company can change the payment intervals to 3, 6 or 12 months in order to increase each payment to at least $20.
The Payee under the first, second and sixth variable payment option may withdraw the commuted value of the period certain portions of the payments. The commuted value of such payments is calculated based on the assumed interest rate under the Contract. The life income portion of the payment option cannot be commuted, and variable annuity payments based on that portion will resume at the expiration of the period certain if the Annuitant is alive at that time. (See “Amount of Variable Annuity Payments.”) In addition, after the death of the Payee under the first, second or third variable payment option or the surviving Payee under the sixth variable payment option, a Payee named to receive any unpaid payments certain may withdraw the commuted value of the payments certain. Unless otherwise indicated, once your contract is fully annuitized, you will not be able to withdraw account value.
The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.
The Company continues to assess the Mortality and Expense Risk Charge after the Maturity Date if annuity payments are made under any variable annuity payment option, including an option not involving a life contingency and under which the Company bears no mortality risk.
Amount of Variable Annuity Payments
At the Maturity Date (or any other application of proceeds to a payment option), the Contract Value (reduced by any applicable charges and by any outstanding loan plus accrued interest) is applied toward the purchase of monthly annuity payments. The amount of monthly variable payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee’s age, (ii) the assumed interest rate selected, (iii) the type of payment option selected, and (iv) the investment performance of the Portfolios selected. (The Fixed Interest Account is not available under variable payment options.)
The annuity purchase rates are used to calculate the basic payment level purchased by the Contract Value. These rates vary according to the age of the Payee. The higher the Payee’s age at annuitization, the greater the basic payment level under options involving life contingencies, because the Payee’s life expectancy and thus the period of anticipated income payments will be shorter. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, purchase rates used to calculate the basic payment level will also reflect the sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the greater life expectancy of the female Payee. If the Owner has selected an annuity payment option that provides for a refund at death of the Payee or that guarantees that payments will be made for the balance of a period of a certain number of years after the death of the Payee, the Contract Value will purchase lower monthly benefits.
The dollar amount of the initial variable annuity payment will be at the basic payment level. The assumed interest rate under the Contract will affect both this basic payment level and the amount by which subsequent payments increase or decrease. Each payment after the first will vary with the difference between the net investment performance of the Divisions selected and the assumed interest rate under the Contract. If the actual net investment rate exceeds the assumed interest rate, the dollar amount of the annuity payments will increase. Conversely, if the actual rate is less than the assumed interest rate, the dollar amount of the annuity payments will decrease. If actual investment performance is equal to the assumed interest rate, the monthly payments will remain level.
Unless otherwise provided, the assumed interest rate will be at an annual rate of .3.5%. You may select as an alternative an annual assumed interest rate of 0% or, if allowed by applicable law or regulation, 5%. A higher assumed interest rate will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.
You may, even after variable annuity payments have commenced, direct that all or a portion of your investment in one Division be transferred to another Division of the Separate Account in the manner provided under “Transfer Privilege.”
Minimum Annuity Payments
Annuity payments will be made monthly. But if any payment would be less than $20, the Company may change the frequency so that payments are at least $20 each.
Proof of Age, Sex and Survival
The Company may require proof of age, sex (if applicable) and survival of any person upon the continuation of whose life annuity payments depend.
The foregoing descriptions are qualified in their entirety by reference to the Statement of Additional Information and to the Contract, which contains detailed information about the various forms of annuity payment options available, and other matters also of importance.
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:
1.
Plans qualified under Section 401(a), 401(k), or 403(a) of the Code (“Qualified Plans:’) (At this time, the Contracts are only available on a limited basis to plans qualified under Section 401(k). Contracts are not being offered to 401(k) plans unless such plans already own Contracts on participants.);

2.
Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code (“TSA Plans”) which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA. (The Contracts are no longer being offered through TSA Plans that are subject to ERISA.);
3.
Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as “IRAs”), including simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code (“SEPs” and “SARSEPs”). SARSEPs are only allowed if owned prior to January 1, 1999;
4.
Roth Individual Retirement Accounts under Section 408A of the Code (“Roth IRAs”). (In some states Roth IRAs are available under this Contract only if you have an existing IRA.)
5.
Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations (“Section 457 Plans”); and
6.
Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees (“Governmental Plans”).
An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and Federal tax aspects of such plans. At this time, the Contracts are not being offered to plans qualified under Section 401(k) of the Code unless such plans already own Contracts on participants, and are no longer being offered through TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for 401(k) plans or TSA Plans subject to ERISA. Accordingly, the Contract should not be purchased for use with such plans.
A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under the heading “Special Rules for Annuities Purchased for Annuitants Under Retirement Plans Qualifying for Tax Benefited Treatment.” It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.
In the case of certain TSA Plans under Section 403(b)(1) of the Code, IRAs purchased under Section 408(b) of the Code and Roth IRAs under Section 408A of the Code, the individual variable annuity contracts offered in this prospectus comprise the retirement “plan” itself. These Contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.
FEDERAL TAX CONSIDERATIONS
Introduction
The following is a brief summary of some tax rules and includes information about different types of tax markets and benefits, not all of which may be available under the Contract, as applicable. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern Deferred Annuities are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your MetLife annuity contract (“Contract”). Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until you withdraw the money — generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (“ERISA”).
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
Any Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is an annuity Contract for Federal income tax purposes that is not held in a tax qualified “plan” defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or governmental 457(b) plans. Deferred Annuities owned through such plans are referred to below as “qualified” contracts.
Accumulation
Generally, an Owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract, until there is a distribution from the Contract, i.e., surrender, partial withdrawal, income payment or commutation. This deferral of taxation on accumulated value in the Contract, is limited to Deferred Annuities owned by or held for the benefit of “natural persons.” A Contract, will be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract, as an agent for the exclusive benefit of a natural person.
In contrast, a Contract, owned or not treated as held by a “natural person,” such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract or Deferred Annuity, as applicable, in the year earned. Note that in this regard, an employer which is the Owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees, or otherwise, is considered a non-natural Owner and any annual increase in the Account Balance will be subject to current income taxation.

Surrenders or Withdrawals — Early Distribution
If You take a withdrawal from your Contract, or surrender your Contract, prior to the date You commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount You receive will be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax).
The portion of any withdrawal from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for “early” distribution if such withdrawal is taken prior to You reaching age 59 1∕2, unless an exception applies.
Exceptions include, but are not limited to, distributions made:
(a) on account of your death or disability,
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (joint life expectancies) of You and your designated Beneficiary, or
(c) under certain immediate income annuities providing for substantially equal payments made at least annually.
If You receive systematic payments that You intend to qualify for the substantially equal periodic payments (“SEEP”) exception noted above, certain modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, may result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract and additional withdrawals from the Contract. However, the SEEP exception may continue to apply to:
(1) a tax-free rollover, transfer or exchange to another eligible arrangement if the combined distributions from the old and new arrangements continue to satisfy the exception, and
(2) payments from annuities that otherwise satisfy the RMD rules.
You should consult your tax adviser about your particular situation.
For non-qualified Contracts, amounts received under the exercise of a partial withdrawal may be treated as taxable income. Exercise of a withdrawal feature may adversely impact the amount of subsequent payments which can be treated as a nontaxable return of investment.
If your Contract, has been purchased with an Optional Two-Year Withdrawal Feature or is for a guaranteed period only (term certain) annuity, and is terminated as a result of the exercise of the withdrawal feature, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax purchase payment.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract, charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract, to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.

Guaranteed Withdrawal Benefits (where applicable)
If You have purchased any Guaranteed Withdrawal Benefit (“GWB”) where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the GWB exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.
In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments. (See “Taxation of Payments in Annuity Form” below.)
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Aggregation
If You purchase two or more Contracts from MetLife (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (see “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged tax-free in whole or in part for another annuity contract or a long-term care insurance policy. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange – other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or “deemed” distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract, (your “gain”). Some of the ramifications of a partial exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether these rules apply to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.

A transfer of Ownership of the Contract or the designation of an Annuitant or other Beneficiary who is not also the Contract Owner, may result in income or gift tax consequences to the Contract Owner. You should consult your tax adviser if You are considering such a transfer or assignment.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner (under the rules for withdrawals or income payments, whichever is applicable).
After your death, any death benefit determined under the Contract must be distributed in accordance with Section 72(s) of the Code. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date.
If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death) and the Beneficiary must be a natural person. Naming a non-natural person, such as a trust or estate, as a designated beneficiary, may eliminate the ability to stretch the payment over an individual’s life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a non-qualified contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of death benefit features.
Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Contract Owner.
For Deferred Annuities owned by a non-natural person, the required distribution rules apply upon the death or change in the primary Annuitant. If there is more than one Annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-Annuitant.
Investor Control
In certain circumstances, owners of variable annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract such as the number of Portfolios available and the flexibility of the Contract Owner to allocate purchase payments and transfer amounts among the Divisions have not been addressed. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity are taxed differently depending on whether You select a fixed or variable payment option. For fixed annuity payments, payments are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e., the accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You expect to receive based on IRS factors, such as the form of annuity and mortality. The exclusion ratio is applied to each fixed annuity payment to determine the portion that is a non-taxable return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract, is fully recovered.
Variable annuity payments are expected to fluctuate and the amount You may receive is uncertain. Variable annuity payments are taxable as ordinary income to the extent they exceed the portion of each annuity payment that is determined to be a non-taxable return of your investment in the Contract. The non-taxable return of your investment in the Contract is determined by dividing the investment in the Contract (with adjustment) by the number of years over which it is anticipated the annuity will be paid. In general, your investment in the Contract is recovered pro-rata over the expected payment period.
We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater — or less — than the taxable amount determined by us and reported by us to You and the IRS.
Once You have recovered the investment in the Contract further annuity payments are fully taxable.
If You die before your investment in the Contract is fully recovered, the balance of your investment may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be recovered by your Beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Start Date.
Once annuity payments have commenced, You may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If the Contract allows, You may elect to convert less than the full value of your Contract, to an annuity form of pay-out (i.e., “partial annuitization”). In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract or Deferred Annuity and the deferred portion. An exclusion ratio or excludable amount will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.
The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a Contract thus requiring payout of any remaining interest in the Contract within five years of a Contract Owner’s death (or the primary annuitant’s death where the Contract Owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if a Contract Owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of a Contract Owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Medicare tax on the lesser of:
(1) the taxpayer’s “net investment income” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
(2) the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or governmental plans under 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.
Puerto Rico Tax Considerations
The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S.
Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.
The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident may be subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.

Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract, may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex; please consult your tax adviser about your particular situation.
Treatment of Separate Account Charges
It is possible that at some future date the Internal Revenue Service (“IRS”) may consider that Contract charges attributable to certain guaranteed death benefits and certain living benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA.
For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth account earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Guaranteed Withdrawal Benefits (where applicable)
If You have purchased the Lifetime Withdrawal Guarantee benefit (“LWG”), where otherwise made available, note the following:
In determining your required minimum distribution each year, the actuarial value of this benefit as of the prior December 31 must be taken into account in addition to the Account Balance of the Contract.
If You have purchased any Guaranteed Withdrawal Benefit or LWG, where otherwise made available, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amount guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Account Balance (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to report such withdrawals using the Account Balance rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Account Balance, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser.

In the event that the Account Balance goes to zero, and either the Remaining Guaranteed Withdrawal Amount is paid out in fixed installments or the Annual Benefit Payment is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.
MetLife reserves the right to change its tax reporting practices where we determine that they are not in accordance with Federal income tax rules and/or IRS guidance (whether formal or informal).
Withdrawals Prior to Age 59 1∕2
A taxable withdrawal from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1∕2, unless an exception applies. The penalty rate is 25% for SIMPLE plan Deferred Annuities if the withdrawal occurs within the first 2 years of your participation in the plan.
These exceptions include but are not limited to withdrawals made:
(a) on account of your death or disability, or
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or life expectancies) of You and your designated Beneficiary and You are separated from employment.
If You receive systematic payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, certain modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, may result in the retroactive imposition of the 10% Federal income tax penalty with interest (25% for certain SIMPLE plan withdrawals). Such modifications may include but are not limited to additional purchase payments to the Contract and additional withdrawals from the Contract. However, the SEEP exception may continue to apply to:
(1) a tax-free rollover, transfer or exchange to another eligible arrangement if the combined distributions from the old and new arrangements continue to satisfy the exception, and
(2) payments from annuities that otherwise satisfy the RMD rules.
You should consult your tax adviser about your particular situation.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first-time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules may apply or may become applicable in connection with the exceptions enumerated above. You should consult with your tax advisor for further details.

Rollovers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. Federal tax law limits You to making only one 60-day rollover from an IRA to another IRA in any 12-month period and the limit is applied across all IRAs that You own, including SEP, SIMPLE, and Roth IRAs. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years. Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. After this two-year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received:
(a) to meet minimum distribution requirements,
(b) for financial hardship, or
(c) for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the applicable withholding amount.
Death Benefits
The death benefit is taxable to the recipient in the same manner as if paid to the Contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
CONTRACTS ANNUITIZED ON OR BEFORE 12/20/19 AND DEATHS OCCURRING ON OR BEFORE 12/31/19
Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Start Date).

If You die on or after your Annuity Start Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
If You die before your Annuity Start Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death).
Your designated Beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the Beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
If the IRA is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the Contract Owner. If your Contract permits, your Beneficiary spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1∕2.
Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
CONTRACTS ANNUITIZED AFTER 12/20/19 AND DEATHS OCCURRING AFTER 12/31/19
Distributions required from a qualified Contract following Your death must be fully distributed to designated Beneficiaries within ten (10) years after the date of death. This distribution period applies regardless of whether You die before, on, or after the Annuity Start Date. In addition, if Your death occurs on or after Your Annuity Start Date, designated Beneficiaries must also take an annual required minimum distribution beginning in the first calendar year after the calendar year of Your death. Separate rules apply to a designated Beneficiary who is an Eligible Designated Beneficiary.
An Eligible Designated Beneficiary is an individual who, on the date of death, is:
(1) Your surviving spouse;
(2) Your child who has not yet reached the age of majority (as defined by federal tax law);
(3) a chronically ill individual as defined by the Code; or
(4) any other individual who is not more than ten (10) years younger than You.
An Eligible Designated Beneficiary may receive the remaining portion of the interest in the Contract over his/her life or life expectancy, beginning in the year following the year of death.
If your contract permits, your Eligible Designated Beneficiary spouse may delay the start of these payments until December 31 of the year You would have reached your Required Beginning Date.
Following the death of an Eligible Designated Beneficiary, the remaining interest in the Contract must be distributed within ten (10) years. In addition, a child who is an Eligible Designated Beneficiary because he or she has not yet reached the age of majority must have the remaining interest in the Contract fully distributed within ten (10) years after reaching the age of majority.

Your spouse may elect to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and Contract or Deferred Annuity, as applicable, permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
NON-DESIGNATED BENEFICIARIES
Distributions required from a qualified Contract following your death must generally be distributed to Non-designated beneficiaries (for example, charitable organizations or nonqualified trusts) within five (5) years of the date of death. However, if your death occurs after the Required Beginning Date, the benefits may be paid out to the non-designated beneficiary at least as rapidly as under the method of distribution being used as of the date of death.
Required Minimum Distributions
Generally, You must begin receiving amounts from your retirement plan by April 1 following the latter of:
(a) the calendar year in which You reach your Required Beginning Date (as defined by Section 401(a)(9) of the Code), or
(b) the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach your Required Beginning Date even if You have not retired.
Your required minimum distribution request must be in Good Order and payment must be processed by MetLife prior to the due date (generally the end of the calendar year or April 1st of the year You reach your Required Beginning Date) in order to satisfy the requirement for the applicable tax year.
A Federal tax penalty may apply if the amount distributed to You for the tax year under any tax qualified plan (as defined earlier) is less than Your required minimum distribution amount.
You may not satisfy minimum distributions for one employer’s qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of minimum distributions. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the portfolios but also with respect to actuarial gains.
The regulations also require that the value of benefits under a Contract including certain death benefits in excess of Account Balance must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions which are payable over the joint lives of You and a Beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal Beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the Beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of retirement accounts while You are alive do not apply to Roth accounts. However, in general, the post-death rules with respect to required minimum distributions do apply to beneficiaries of Roth accounts.
Additional Information regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. If you have compensation, you can continue to make purchase payments after beginning required minimum distributions if your Contract permits. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional “catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1∕2 or upon your death, disability or for a qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.
A conversion from a traditional IRA, SEP or SIMPLE to a Roth IRA made on or after January 1, 2018 cannot be recharacterized. Please consult your tax adviser.
Additional Information regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a Participant’s or a Beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult Your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If You are under age 59 1∕2, You generally cannot withdraw money from your 403(b) Contract unless the withdrawal:
a) Relates to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
b) Is exchanged to another permissible investment under your 403(b) plan;
c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if Your plan allows it;
d) Occurs after You die, leave Your job or become disabled (as defined by the Code);
e) Is for financial hardship (but only to the extent of elective deferrals), if Your plan allows it;
f) Relates to distributions attributable to certain 403(b) plan terminations, if the conditions of the Code are met;
g) Relates to rollover or after-tax contributions; or
h) Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.

Other exceptions may apply or become applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Accordingly, if You are considering taking a withdrawal prior to age 59 1∕2, please consult your tax adviser to determine whether an exception applies to Your particular situation.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
A Puerto Rico qualified retirement plan trust, all of the participants of which are Puerto Rico residents may be exempted from income taxation pursuant to 2011 PR Code Section 1081.01 and Section 1022(i)(1) of ERISA as such trust will be treated for purposes of the Code Section 501(a) as a trust described in Code Section 401(a). If a variable annuity contract is acquired by said trust, the earnings accumulated or distributed under such contract or any income realized from the sale or exchange of the contract may not be subject to current income taxation due to the income tax exemption that the trust is entitled to. Whether a Puerto Rico retirement plan trust is qualified under 2011 PR Code Section 1081.01 depends on the facts and circumstances of each case. Each fiduciary of a Puerto Rico retirement plan should ascertain the qualified status of the retirement plan trust, and thus, that it enjoys the benefits of income tax exemption before investing in the variable annuity contract.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is generally includible in the gross income of the employee in the taxable year in which received or made available. However, Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from employment or termination of a retirement plan will generally be treated as ordinary income subject to a withholding tax rate of 20%.
A special rate of 10% may apply instead, if the plan satisfies the following requirements:
(1) the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2) 10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants which are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If those two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three- year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes Shares of stock of a Puerto Rico Registered Investment Company (RIC), Fixed or Variable Annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico, bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year.
Upon the occurrence of a “Declared Disaster”, like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, and must be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of a Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
Distributions of retirement income made to a Non-Resident of Puerto Rico by a dual qualified retirement plan (qualified under the U.S. Internal Revenue Code and the 2011 PR Code) funded through a U.S. situs trust will not be subject to Puerto Rico income tax. However, in order for such exemption to be available, the Puerto Rico Treasury requires the participant to submit to his/her employer either: (i) IRS Form 8898 (Statement for Individuals Who Begin or End Bona Fide Residence in a U.S. Possession; or (ii) a Sworn Statement including certain personal information directed to establish his/her residence in a State within the continental U.S.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account (IRA) for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has recently held that a Puerto Rico retirement plan described in ERISA

Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Similar to the IRS Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013 providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term “spouse” spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction that does not recognize same-sex marriage.
VOTING RIGHTS
The Company is the legal owner of the Portfolio shares held in the Separate Account and has the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, the Company will give you, as Owner, the right to instruct the Company how to vote the shares that are attributable to your Contract.
Prior to annuitization, the number of votes as to which you have a right of instruction is determined by applying your percentage interest in a Division to the total number of votes attributable to the Division. After annuitization, the number of votes attributable to your Contract is determined by applying the percentage interest reflected by the reserve for your Contract to the total number of votes attributable to the Division. After annuitization the votes attributable to your Contract decrease as reserves underlying the Contract decrease.
Owners who are entitled to give voting instructions and the number of shares as to which they have a right of instruction will be determined as of the record date for the meeting. All Portfolio shares held in any Division of the Separate Account, or any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate accounts of the Company or any affiliate for which no timely instructions are received will be voted for, against, or withheld from voting on any proposition in the same proportion as the shares held in that Division for all policies or contracts for which voting instructions are received.
All Portfolio shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of the Company or its affiliates will be voted in the same proportion.as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.
The SEC requires the Portfolios’ Board of Trustees to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity Separate Accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Portfolios, or differences between voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Boards of Trustees will have an obligation to determine what action should be taken, including the removal of the affected Division(s) from the Portfolio(s), if necessary. If the Company believes any Portfolio action is insufficient, the Company will consider taking other action to protect Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that the Company may be unable to remedy.

DISTRIBUTION OF CONTRACTS
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the securities offered through this Prospectus. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuity (e.g., commissions payable to the retail broker-dealers who sold the Deferred Annuities). MLIDC does not retain any fees under the Deferred Annuities. MLIDC’s principal executive offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 as amended (the “Exchange Act”), as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities.
MLIDC pays compensation based upon a ‘gross dealer concession’ model. With respect to the Deferred Annuities, the maximum gross dealer concession ranges from 0.00% to 1.60% of each purchase payment each year the Contract is in force and, starting in the second Contract Year, ranges from 0.00% to 0.48% of the Account Balance each year that the Contract is in force for servicing the Contract. With respect to Income Annuities and Annuitizations, the gross dealer concession is 0 to 4% of the purchase payment and, starting in the second Contract Year, 0 to 0.40% of the amount available from which income payments are made for each year the Contract is in force, for servicing the Income Annuity.
Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Deferred Annuities. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm’s guidelines, directly from us or the Distributor. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative from the unaffiliated broker-dealer for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.
THE FIXED INTEREST ACCOUNT
A Fixed Interest Account option is included under Contracts issued in those states where it has been approved by the state insurance department. You may allocate net purchase payments and may transfer Contract Value in the Separate Account to the Fixed Interest Account, which is part of the Company’s general account. The Fixed Interest Account offers diversification to a Separate Account contract, allowing the Owner to protect principal and earn, at least, a guaranteed rate of interest.
Because of exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered under the Securities Act of 1933 (the “1933 Act”), and neither the Fixed Interest Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. The Fixed Interest Account and our general account are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act.

Therefore, neither the general account, the Fixed Interest Account nor any interests therein are generally subject to the provisions of these Acts. Disclosures regarding the Fixed Interest Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
General Description of the Fixed Interest Account
The Company’s general account consists of all assets owned by the Company other than those in the Separate Account and the Company’s other separate accounts. The Company has sole discretion over the investment of assets in the general account, including those in the Fixed Interest Account. Owners do not share in the actual investment experience of the assets in the Fixed Interest Account. Instead, the Company guarantees that Contract Values in the Fixed Interest Account will be credited with interest at an effective annual net rate of at least 4.5% or 3%, depending on the date when your Contract was issued. The Company is not obligated to credit interest at a rate higher than the minimum guaranteed rate applicable to your Contract, although in its sole discretion it may do so. The Company declares the current interest rate for the Fixed Interest Account periodically. Contract Values in the Fixed Interest Account will be credited with interest daily.
The Company has the right to modify its method of crediting interest. Under its current method, any net purchase payment or portion of Contract Value allocated to the Fixed Interest Account will earn interest at the declared annual rate in effect on the date of the allocation. On each Contract Anniversary, the Company will determine a portion, from 0% to 100%, of your Contract Value in the Fixed Interest Account which will earn interest at the Company’s declared annual rate in effect on the Contract Anniversary. The effective interest rate credited at any time to your Contract Value in the Fixed Interest Account will be a weighted average of all the Fixed Interest Account rates for your Contract. (See “Contract Value and Fixed Interest Account Transactions” below for a description of the interest rate which will be applied to Contract loan repayments allocated to the Fixed Interest Account.)
Contract Value and Fixed Interest Account Transactions
A Contract’s total Contract Value will include its Contract Value in the Separate Account, its Contract Value in the Fixed Interest Account and, for Contracts under which Contract loans are available, any of its Contract Value held in the Company’s general account (but outside the Fixed Interest Account) as a result of a Contract loan.
The annual $30 Administration Contract Charge will be deducted proportionately from the Contract Value in the Fixed Interest Account and in the Separate Account. Unless you request otherwise, a partial surrender or Contract loan will reduce the Contract Value in the Divisions of the Separate Account and the Fixed Interest Account proportionately. Except as described below, amounts in the Fixed Interest Account are subject to the same rights and limitations as are amounts in the Separate Account with respect to transfers, surrenders, partial surrenders and Contract loans. The following special rules apply to transfers and Contract loan repayments involving the Fixed Interest Account.
You may transfer amounts from the Fixed Interest Account to the Separate Account once each year within 30 days after the Contract anniversary. The amount of Contract Value which may be transferred from the Fixed Interest Account is limited to the greater of 25% of the Contract Value in the Fixed Interest Account and $1,000, except with the consent of the Company. Also, after the transfer is effected, Contract Value may not be allocated among more than ten of the Divisions and the Fixed Interest Account. The Company intends to restrict transfers of Contract Value into the Fixed Interest Account in the following circumstances: (1) for the remainder of a Contract Year if an amount is transferred out of the Fixed Interest Account in that same Contract Year; (2) if the interest rate which would be credited to the transferred amount would be equivalent to an annual effective rate of 3% or 4.5% (whichever is the minimum guaranteed Fixed Interest Account interest rate for your Contract); or (3) if the total Contract Value in the Fixed Interest Account equals or exceeds a maximum amount established by the Company.
If any portion of a Contract loan was attributable to Contract Value in the Fixed Interest Account, then an equal portion of each loan repayment must be allocated to the Fixed Interest Account. (For example, if 50% of the loan was attributable to your Fixed Interest Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Interest Account.) See “Loan Provision for Certain Tax Benefited Retirement Plans.” The rate of interest for each loan repayment applied to the Fixed Interest Account will be the lesser of: (1) the effective interest rate for your Contract on the date the loan repayment is applied to the Fixed Interest Account; and (2) the current Fixed Interest Account interest rate set by the Company in advance for that date.
The Company reserves the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Interest Account for up to six months.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and the financial statements of MetLife are incorporated by reference from the submission form type N-VPFS, File No. 811-04001, relating to class ID# C000080229 filed by the Separate Account with the SEC on March 28, 2024.
WITHDRAWALS
We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Designated Office, but we may delay payment as permitted by law, under certain circumstances. (See “Valuation — Suspension of Payments”). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A — PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/metlife/tahd/MET000207. You can also request this information at no cost by calling 833-642-1008, by sending an email request to RCG@metlife.com, or through your registered representative. The availability of Portfolios may vary by employer and you should ask your Employer for a list of available Portfolios.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may include. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company's past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
					1 YEAR	5 YEAR	10 YEAR
Global Equity	American Funds Global Small Capitalization Fund*(1) - Class 2 Capital Research and Management CompanySM	0.91%	0.25%	1.16%	16.17%	8.31%	5.78%
US Equity	American Funds Growth Fund(1) - Class 2 Capital Research and Management CompanySM	0.59%	0.25%	0.84%	38.49%	18.68%	14.36%
US Equity	American Funds Growth- Income Fund(1) - Class 2 Capital Research and Management CompanySM	0.53%	0.25%	0.78%	26.14%	13.36%	10.91%
US Fixed Income	American Funds The Bond Fund of America*(1) - Class 2 Capital Research and Management CompanySM	0.48%	0.25%	0.73%	5.02%	1.89%	2.08%
International Equity	Baillie Gifford International Stock Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.75%	—	0.75%	18.59%	7.15%	4.72%
US Fixed Income	BlackRock Bond Income Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	—	0.39%	5.84%	1.53%	2.20%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
					1 YEAR	5 YEAR	10 YEAR
US Equity	BlackRock Capital Appreciation Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.57%	—	0.57%	49.61%	16.15%	12.88%
US Fixed Income	BlackRock Ultra-Short Term Bond Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.36%	—	0.36%	5.05%	1.76%	1.18%
Allocation	Brighthouse Asset Allocation 100 Portfolio - Class A Brighthouse Investment Advisers, LLC	0.74%	—	0.74%	21.10%	11.83%	8.19%
Allocation	Brighthouse Asset Allocation 20 Portfolio* - Class B Brighthouse Investment Advisers, LLC	0.89%	—	0.89%	7.83%	3.62%	3.05%
Allocation	Brighthouse Asset Allocation 40 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.89%	—	0.89%	10.52%	5.60%	4.34%
Allocation	Brighthouse Asset Allocation 60 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.91%	—	0.91%	13.59%	7.72%	5.67%
Allocation	Brighthouse Asset Allocation 80 Portfolio - Class B Brighthouse Investment Advisers, LLC	0.94%	—	0.94%	17.30%	9.75%	6.91%
US Equity	Brighthouse/Artisan Mid Cap Value Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.77%	—	0.77%	18.53%	11.56%	6.75%
Allocation	Brighthouse/Wellington Balanced Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.78%	—	0.78%	17.88%	9.82%	7.81%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Brighthouse/Wellington Core Equity Opportunities Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.61%	—	0.61%	7.66%	13.12%	10.36%
US Equity	Brighthouse/Wellington Large Cap Research Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.79%	—	0.79%	25.42%	15.10%	11.43%
Sector	CBRE Global Real Estate Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.90%	—	0.90%	12.73%	6.15%	4.38%
US Equity	Equity-Income Portfolio - Initial Class Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, FMR Japan	0.47%	—	0.47%	10.65%	12.30%	8.58%
US Equity	Frontier Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.96%	—	0.96%	17.73%	10.99%	9.01%
International Equity	Harris Oakmark International Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.88%	—	0.88%	19.05%	7.33%	3.29%
Global Equity	Invesco Global Equity Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.83%	—	0.83%	34.58%	12.20%	8.41%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Invesco Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.06%	—	1.06%	11.90%	8.64%	7.39%
US Equity	Jennison Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.55%	—	0.55%	53.26%	17.98%	14.32%
US Equity	Loomis Sayles Growth Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.55%	—	0.55%	52.06%	16.39%	10.80%
US Equity	Loomis Sayles Small Cap Core Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.89%	—	0.89%	17.46%	11.35%	7.90%
US Equity	Loomis Sayles Small Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.12%	—	1.12%	11.54%	9.80%	8.21%
US Fixed Income	MetLife Aggregate Bond Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.53%	—	0.53%	5.03%	0.63%	1.33%
US Equity	MetLife Mid Cap Stock Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.56%	—	0.56%	15.76%	12.05%	8.73%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
					1 YEAR	5 YEAR	10 YEAR
International Equity	MetLife MSCI EAFE® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.64%	—	0.64%	17.64%	7.72%	3.80%
US Equity	MetLife Russell 2000® Index Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.57%	—	0.57%	16.51%	9.63%	6.89%
US Equity	MetLife Stock Index Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.51%	—	0.51%	25.63%	15.10%	11.47%
US Equity	MetLife Stock Index Portfolio*† - Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	—	0.26%	25.94%	15.39%	11.75%
International Equity	MFS® Research International Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.90%	—	0.90%	12.82%	8.54%	4.17%
International Equity	MFS® Research International Portfolio*§ - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.65%	—	0.65%	13.05%	8.82%	4.43%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
					1 YEAR	5 YEAR	10 YEAR
Allocation	MFS® Total Return Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.77%	—	0.77%	10.24%	8.36%	6.43%
Allocation	MFS® Total Return Portfolio*† - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.62%	—	0.62%	10.40%	8.53%	6.59%
US Equity	MFS® Value Portfolio* - Class E Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.73%	—	0.73%	7.97%	11.39%	8.62%
US Equity	MFS® Value Portfolio*§ - Class A Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	—	0.58%	8.15%	11.55%	8.78%
US Equity	Morgan Stanley Discovery Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.92%	—	0.92%	40.86%	10.81%	8.50%
US Equity	Neuberger Berman Genesis Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.80%	—	0.80%	15.53%	12.40%	8.75%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
					1 YEAR	5 YEAR	10 YEAR
US Fixed Income	PIMCO Inflation Protected Bond Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.93%	—	0.93%	3.59%	3.05%	2.08%
US Fixed Income	PIMCO Total Return Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.80%	—	0.80%	6.05%	1.01%	1.60%
Allocation	SSGA Growth and Income ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.77%	—	0.77%	13.97%	7.51%	5.49%
Allocation	SSGA Growth ETF Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.80%	—	0.80%	15.75%	9.20%	6.43%
US Equity	T. Rowe Price Large Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.82%	—	0.82%	46.53%	13.23%	11.60%
US Equity	T. Rowe Price Mid Cap Growth Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. is the subadviser T. Rowe Price Investment Management, Inc. is the sub-subadviser	0.95%	—	0.95%	19.84%	11.63%	10.45%
US Equity	T. Rowe Price Small Cap Growth Portfolio - Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.76%	—	0.76%	21.28%	11.56%	9.17%

FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	PLATFORM CHARGE	CURRENT EXPENSES + PLATFORM CHARGE	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
					1 YEAR	5 YEAR	10 YEAR
US Equity	Victory Sycamore Mid Cap Value Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management, Inc.	0.85%	—	0.85%	9.94%	14.38%	8.30%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio* - Class B Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.81%	—	0.81%	9.22%	2.54%	2.76%
US Fixed Income	Western Asset Management Strategic Bond Opportunities Portfolio*§ - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.56%	—	0.56%	9.44%	2.80%	3.01%
US Fixed Income	Western Asset Management U.S. Government Portfolio* - Class A Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company, LLC	0.50%	—	0.50%	4.87%	0.95%	1.23%
†
The Portfolio is no longer available for additional allocations.
(1)
The Portfolio has an additional platform fee of 0.25%. This amount is included in the Mortality and Expense Risk Charge and is not a separate charge.
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
§
Closed to new investments except under dollar cost averaging and rebalancing programs.

The SAI includes additional information about the Contracts and the Separate Account. To view and download the SAI, please visit our website https://dfinview.com/metlife/tahd/MET000207. To request a free copy of the SAI or to ask questions or request other information, email RCG@metlife.com or write to our Designated Office.
Reports and other information about the Contract and the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus.
EDGAR ID: C000080229

METROPOLITAN LIFE SEPARATE ACCOUNT E
ZENITH ACCUMULATOR
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
ISSUED BY
METROPOLITAN LIFE INSURANCE COMPANY
STATEMENT OF ADDITIONAL INFORMATION
(PART B)
April 29, 2024
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 29, 2024 for Zenith Accumulator Individual Variable Annuity Contracts (as annually supplemented) and should be read in conjunction therewith. A copy of the Prospectus may be obtained by visiting https://dfinview.com/metlife/tahd/MET000207, calling 833-642-1008 or by writing to your Designated Office.
Unless otherwise indicated the Statement of Additional Information continues the use of certain terms as set forth in the Prospectus.
SAI-1

Table of Contents

Page
HISTORY	SAI-3
INVESTMENT ADVISERS	SAI-3
CUSTODIAN	SAI-3
DISTRIBUTION OF THE CONTRACTS	SAI-3
CALCULATION OF PERFORMANCE DATA	SAI-4
CALCULATION OF YIELDS	SAI-4
7-Day Yield	SAI-4
Other Division Yields	SAI-5
NET INVESTMENT FACTOR	SAI-5
ANNUITY PAYMENTS	SAI-6
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS	SAI-7
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	SAI-8
Payment of Proceeds	SAI-8
Potential Conflicts of Interest	SAI-8
TAX STATUS OF THE CONTRACTS	SAI-8
LEGAL MATTERS	SAI-9
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-9
FINANCIAL STATEMENTS	SAI-9
SAI-2

HISTORY
Metropolitan Life Separate Account E (the “Variable Account”) is a separate account of Metropolitan Life Insurance Company (the “Company”). The Variable Account was first established on September 27, 1983 and meets the definition of a separate account under the federal securities laws, and complies with the provisions of the Investment Company Act of 1940, as amended.
The Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company.
INVESTMENT ADVISERS
The Variable Account invests in the Portfolios of American Funds Insurance Series®, Brighthouse Funds Trust I, Brighthouse Funds Trust II, and Fidelity Variable Insurance Products. The Investment Adviser to each fund may, from time to time, replace the subadviser, if applicable, with a new subadviser.
CUSTODIAN
Metropolitan Life Insurance Company (“MetLife”), 200 Park Avenue, New York, NY 10166, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
DISTRIBUTION OF THE CONTRACTS
The Contracts are no longer sold. MetLife Investors Distribution Company (“MLIDC”) serves as the principal underwriter and distributor of the Contracts. MLIDC’s principal business address is 200 Park Avenue, New York, NY 10166. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). MLIDC, which is our affiliate enters into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services. Sales representatives are appointed as our insurance agents.
The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDC over the past three years.
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to its Registered Persons and Selling Firms
2023	$29,487	$0
2022	$42,434	$0
2021	$73,729	$0
MLIDC passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with MLIDC, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Distributor’s operating and other expenses.
SAI-3

CALCULATION OF PERFORMANCE DATA
CALCULATION OF YIELDS
7-Day Yield
From time to time, we may quote in advertisements and sales literature the current yield for the BlackRock Ultra-Short Term Bond Division for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Division or on its respective portfolio securities. The current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in Division value by the Division value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in Division value reflects: (1) net income from the Portfolio attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.35%) and (2) the annual $30 Administration Contract Charge. For purposes of calculating current yield for a Contract, an average per unit Administration Contract Charge is used.
The current yield will be calculated according to the following formula:
Current Yield = ((NCF-ES)/UV) x (365/7)
Where:
NCF = the net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.
ES = per unit expenses for the hypothetical account for the 7-day period.
UV = the unit value on the first day of the 7-day period.
We may also quote the effective yield of the BlackRock Ultra-Short Term Bond Division for the same 7- day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:
Effective Yield = (1 + ((NCF-ES)/UV))365/7-1
Where:
NCF = the net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.
ES = per unit expenses of the hypothetical account for the 7-day period.
UV = the unit value for the first day of the 7-day period.
Because of the charges and deductions imposed under the Contract, the yield for the BlackRock Ultra-Short Term Bond Division will be lower than the yield for the corresponding underlying Portfolio. The yields on amounts held in the BlackRock Ultra-Short Term Bond Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the division is affected by changes in interest rates on portfolio securities, average portfolio maturity of the underlying Portfolio the types and qualities of portfolio securities held by the Portfolio and the Portfolio's operating expenses. Yields on amounts held in the BlackRock Ultra-Short Term Bond Division may also be presented for periods other than a 7-day period.
SAI-4

Other Division Yields
From time to time, we may quote in sales literature or advertisements the current annualized yield of one or more of the Divisions for a Contract for a 30-day or one-month period. The annualized yield of a Division refers to income generated by the Division over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the Division during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing the net investment income of the Portfolio attributable to the Division units less division expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6- month period; and then (4) multiplying that result by 2. The charges and deductions include the per unit charges for the hypothetical account for: (1) the Variable Account annual expense charge (1.35%); and the annual $30 Administration Contract Charge. For purposes of calculating the 30-day or one- month yield, an average per unit Administration Contract Charge is used.
The 30-day or one-month yield is calculated according to the following formula:
Yield = 2 x ((((NI-ES)/(U x UV)) + 1)6-1)
Where:
NI = net investment income of the Portfolio for the 30-day or one-month period attributable to the Division’s units.
ES = expenses of the Division for the 30-day or one-month period. U = the average number of units outstanding.
UV = the Accumulation Unit Value at the close of the last day in the 30-day or one-month period.
Because of the charges and deductions imposed under the Contracts, the yield for a Division will be lower than the yield for the corresponding Portfolio. The yield on the amounts held in the Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Division’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio, and its operating expenses.
NET INVESTMENT FACTOR
The net investment factor (“Net Investment Factor”) for each Division is determined on each day on which the New York Stock Exchange is open for trading as follows:
(1)
The net asset value per share of the Portfolio held in the Division determined as of the close of regular trading on the New York Stock Exchange on a particular day;
(2)
Plus the per share amount of any dividend or capital gains distribution made by the Portfolio since the close of regular trading on the New York Stock Exchange on the preceding trading day.
(3)
Is divided by the net asset value per share of the Portfolio as of the close of regular trading on the New York Stock Exchange on the preceding trading day; and
(4)
Finally, the daily Charge for the Mortality and Expense Risk Charge that have accumulated since the close of regular trading on the New York Stock Exchange on the preceding trading day are subtracted. (See “Administration Charges, Contingent Deferred Sales Charge and Other Deductions” in the prospectus.) On an annual basis, the total deduction for such charge equals 1.35% of the daily net asset value of the Variable Account.
SAI-5

ANNUITY PAYMENTS
At annuitization, the Contract Value is applied toward the purchase of variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Portfolio selected.
When a variable payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the initial payment. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and sex of the Payee. For contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. The impact of the choice of option and the sex and age of the Payee on the level of annuity payments is described in the prospectus under “Amount of Variable Annuity Payments.”
The amount of the initial payment is determined by applying the applicable annuity purchase rate to the amount applied from each Division to provide the annuity. This initial payment is converted into Annuity Units, the number of which remains constant. Each annuity payment is in an amount equal to that number of Annuity Units multiplied by the applicable Annuity Unit Value for that payment (described below). The applicable Annuity Unit Value for each Division will change from day to day depending upon the investment performance of the Division, which in turn depends upon the investment performance of the Portfolio in which the Division invests.
The selection of an assumed investment return (“Assumed Investment Return”) will affect both the initial payment and the amount by which subsequent payments increase or decrease. The initial payment is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Investment Return. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Investment Return, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Investment Return, then the next payment will be smaller than the preceding payment. The definition of the Assumed Investment Return, and the effect of the level of the Assumed Investment Return on the amount of payments is explained in the prospectus under “Amount of Variable Annuity Payments.”
The number of Annuity Units credited under a variable payment option is determined as follows:
(1)
The proceeds under a deferred Contract, or the net purchase payment under an immediate Contract, are applied at the Company’s annuity purchase rates for the selected Assumed Investment Return to determine the initial payment. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge and the amount of any outstanding loan plus accrued interest.)
(2)
The number of Annuity Units is determined by dividing the amount of the initial payment by the applicable Annuity Unit Value(s) next determined following the date of application of proceeds (in the case of a deferred Contract) or net purchase payment.
The dollar amount of the initial payment will be determined as described above. The dollar amount of each subsequent payment is determined by multiplying the number of Annuity Units by the applicable Annuity Unit Value which is determined at least 14 days before the payment is due.
The value of an Annuity Unit for each Division depends on the Assumed Investment Return and on the Net Investment Factors applicable at the time of valuation. The initial Annuity Unit Values were set at $1.00 effective on or about the date on which shares of the corresponding Portfolios were first publicly available. The Net Investment Factor and, therefore, changes in the value of an Annuity Unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge (See “Net Investment Factor” above.)
SAI-6

The Annuity Unit Value for each Division is equal to the corresponding Annuity Unit Value for the Division previously determined multiplied by the applicable Net Investment Factor for that Division for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor (“Assumed Interest Factor”) for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract’s annual Assumed Investment Return. In the calculation of Annuity Unit Values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract’s Assumed Investment Return. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Investment Return, the Annuity Unit Value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Investment Return, the Annuity Unit Value will decrease. At an Assumed Investment Return of 3.5%, the Assumed Interest Factor is .9999058. The Assumed Interest Factor for a 5% Assumed Investment Return is computed on a consistent basis.
Transfers among the variable Divisions will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Division to which the transfer is made, so that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.
HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS
We may provide illustrations to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The illustrations show how annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of return of up to 10%. One of the gross rates illustrated is 0%. The values would be different from those shown if the actual returns averaged the illustrated rates but fluctuated over and under those averages throughout the years.
The illustrations reflect the Contract charges applicable to the Contract and take into account the Portfolios' management fees and other operating expenses. The annuity payments illustrated are on a pre-tax basis. The Federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled “Federal Income Tax Status”.
When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed Investment Return of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. The Company offers an alternative Assumed Interest Rate of 5% which you may select. Fixed annuity income payments remain constant. Initial annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.
The illustrations may show the income payments for more than one hypothetical constant Assumed Investment Return. Of course, actual investment performance will not be constant and may be volatile. Actual income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years.
We may also illustrate the growth and value of a specified purchase payment or payments prior to annuitization based on hypothetical returns. In these illustrations we may use any assumed gross annual rate up to 12%.
SAI-7

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Payment of Proceeds
We may withhold payment of surrender proceeds if those proceeds are coming from a Contract Owner’s check or from a purchase payment transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest payments under the Contract. We pay interest on the death benefit proceeds from the date of receipt of documentation we require, in good order, to the date we pay them. Normally we promptly make payments of Account Value. However, we may delay those payments for up to six months for any payments from the Fixed Interest Account. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest
In addition to the Separate Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Portfolios simultaneously. Although neither we nor the Portfolios currently foresee any such disadvantages, either to variable annuity contract owners or variable life insurance policy holders, each Fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable annuity contract owners and variable life insurance policy holders, and will determine what action, if any, it should take. This action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable annuity contract owners and those given by variable life policy holders.
If a Fund’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable annuity and variable life separate accounts, we will bear the attendant expenses, but variable annuity contract owners and variable life policy holders would no longer have the economies of scale resulting from a larger combined portfolio.
TAX STATUS OF THE CONTRACTS
Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements. Section 817 of the Internal Revenue Code (Code) requires that the investments of each Division be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Division, through the Portfolios in which it invests, will satisfy these diversification requirements.
If Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax- qualified status or to non-qualified plans, the separate accounts investing in the fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for Owners, including losing the benefit of tax deferral.
Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary Annuitant where the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.
SAI-8

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.
LEGAL MATTERS
The SEC requires the Portfolios' Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and to Qualified Plans, if applicable. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Portfolios, or differences between voting instructions given by variable life and variable annuity contract owners and Qualified Plans, for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected division(s) from the Portfolio(s), if necessary. If the Company believes any Portfolio action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The statements of assets and liabilities comprising each of the Divisions of Metropolitan Life Separate Account E as of December 31, 2023, the related statements of operations for the year or partial period included within the year ended December 31, 2023, the statements of changes in net assets for each of the years in or partial periods included within the two-year period ended December 31, 2023, and the financial highlights for each of the years in or partial periods included within the five-year period ended December 31, 2023, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The financial statements of Metropolitan Life Insurance Company as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.
FINANCIAL STATEMENTS
The audited financial statements comprising each of the Divisions of the Separate Account and the audited consolidated financial statements of the Company are hereby incorporated by reference from the submission form type N-VPFS File No. 811-04001, relating to Class ID # C000080229, filed by the Separate Account with the SEC on March 28 , 2024 . Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.
SAI-9

PART C.
OTHER INFORMATION
Item 27. Exhibits
(a)
Resolution of the Board of Directors of New England Mutual Life Insurance Company establishing a new separate account (approved July 15, 1987 and dated on August 31, 1987) for The New England Variable Account. Incorporated
herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File Nos. 333-
11131) filed on August 30, 1996.

(b)		Custodian Agreements. None.
(c)		Underwriting Contracts.
(i)
Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement) is
incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 for
Metropolitan Life Separate Account E (File Nos. 333-83716) filed on April 11, 2013.

(ii)
Amended and Restated Principal Underwriting Agreement between Metropolitan Life Insurance Company and
MetLife Investors Distribution Company incorporated herein by reference to Post-Effective Amendment No. 10 to the
Registrant’s Statement on Form N-4 (File No. 333-160722) filed on April 23, 2019.

(d)		Contracts.
(i)
Form of New England Mutual Life Insurance Company Variable Annuity Contract is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for The New England Variable Account
(File Nos. 333-11131) filed on May 1, 1998.

(ii)
Form of New England Mutual Life Insurance Company Contract Loan Endorsement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for The New England
Variable Account (File Nos. 333-11131) filed on May 1, 1998.

(iii)
Forms of New England Mutual Life Insurance Company Endorsements, (Death of Owner, Individual Retirement
Annuity, and Sample of Benefits for Disability of Annuitant) are incorporated herein by reference to Post-Effective
Amendment No. 2 to the Registration Statement on Form N-4 for The New England Variable Account (File Nos. 333-
11131) filed on May 1, 1998.

(iv)
Forms of Metropolitan Life Insurance Company Endorsements (New Contract Loan, Spousal/Beneficiary
Continuation) are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration
Statement on Form N-4 for The New England Variable Account (File Nos. 333-11131) filed on May 1, 1998.

(v)
Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company
Variable Annuity Contract is incorporated herein by reference to the Registration Statement on Form N-4 for The
New England Variable Account (File Nos. 333-11131) filed on August 30, 1996.

(vi)
Forms of Metropolitan Life Insurance Company Variable Annuity Contract and Application are incorporated herein by reference to the Registration Statement on Form N-4 for The New England Variable Account (File Nos. 333-11131)
filed on August 30, 1996.

(vii)
Forms of Metropolitan Life Insurance Company Endorsements (Fixed Account, Contract Loans, Tax-Sheltered
Annuity, Periodic Reports and Postponement of Surrender) are incorporated herein by reference to the Registration
Statement on Form N-4 for The New England Variable Account (File Nos. 333-11131) filed on August 30, 1996.

(viii)
Forms of New England Mutual Life Insurance Company Endorsements (Contract Loans, Fixed Account, Tax-
Sheltered Annuity and Rider Benefits of Disability of Annuitant and Modification of Variable Life Income Section and
New York Endorsement) are incorporated by reference to Post-Effective Amendment No. 3 to the Registration
Statement on Form N-4 for The New England Variable Account (File Nos. 333-11131) filed on February 26, 1999.

(ix)
Form of Metropolitan Life Insurance Company Endorsement (Roth Individual Retirement Annuity) is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for The New
England Variable Account (File Nos. 333-11131) filed on February 26, 1999.

(x)
Forms of Endorsements (Fixed Account and Postponement of Fixed Account Values) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for The New England
Variable Account (File Nos. 333-11131) filed on April 26, 1999.

(xi)
Forms of Endorsements (TSA) for Metropolitan Life Insurance Company and New England Life Insurance Company
are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4
for The New England Variable Account (File Nos. 333-11131) filed on April 27, 2000.

(xii)
Form of Endorsement (VE-AMF-3 (05/01) Mortality and Expense Charge) is incorporated herein by reference to Post-
Effective Amendment No. 7 to the Registration Statement on Form N-4 for The New England Variable Account (File
Nos. 333-11131) filed on February 27, 2001.

(xiii)
Forms of Endorsements: Tax Sheltered Annuity Endorsement NEL-398.2 (09/02); 401 Plan Endorsement NEL-401.2
(09/02); Simple Individual Retirement Annuity Endorsement NEL- 439.1 (09/02); and Roth Individual Retirement
Annuity Endorsement NEL-446.2 (09/02) are incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for The New England Variable Account (File Nos. 333-11131) filed on
April 25, 2003.

(xiv)
Form of Endorsement: Individual Retirement Annuity Endorsement ML 408.2 (9/02) is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 for The New England
Variable Account (File Nos. 333-11131) filed on April 29, 2004.

(xv)
Form of 401(a)/403(a) Plan Endorsement ML-401-3 (5/11) incorporated herein by reference to Post-Effective
Amendment No. 16 to the Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File Nos.
333-83716) filed on April 12, 2012.

(xvi)
Form of 457(b) Endorsement (Governmental and Tax-Exempt) ML-457-2 (5/11) incorporated herein by reference to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 for Metropolitan Life Separate Account
E (File Nos. 333-83716) filed on April 12, 2012.

(e)		Applications.
(i)
New England Mutual Life Insurance Company Application is incorporated herein by reference to Post-Effective
Amendment No. 3 to the Registration Statement on Form N-4 for The New England Variable Account (File Nos. 333-
11131) filed on February 26, 1999.

(ii)
Form of Metropolitan Life Insurance Company Variable Annuity Application is incorporated herein by reference to the Registration Statement on Form N-4 for The New England Variable Account (File Nos. 333-11131) filed August 30,
1996.

(f)		Depositor's Certificate of Incorporation and By-Laws.
(i)
Amended and Restated Charter of Metropolitan Life Insurance Company (effective May 16, 2016) is Incorporated herein by reference to Post-Effective Amendment No. 15 to Metropolitan Life Separate Account E's Registration
Statement on Form N-4 (File No. 333-160722) filed on April 21, 2022.

	(ii)	Amended and Restated By-Laws of Metropolitan Life Insurance Company (effective December 21, 2023). (Filed herewith.)
(g)		Coinsurance and Modified Coinsurance Agreement between Metropolitan Life Insurance Company and First Allmerica Financial Life Insurance Company dated November 16, 2023. (Filed herewith.)
(h)		Participation Agreements.
(i)
Amended and Restated Agreement dated January 26, 2018 among Fidelity Variable Insurance Products, Fidelity
Distributors Corporation and Metropolitan Life Insurance Company is incorporated herein by reference to Post-
Effective Amendment No. 5 to Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File
No. 333-190296) filed on April 10, 2018.

(ii)(a)
Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance
Company, Brighthouse Investement Advisers, LLC and Brighthouse Securities, LLC is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-4 (File No. 333-
176654) filed April 12, 2017.

(ii)(b)
Amendment to Participation Agreement dated March 6, 2017 by and among Metropolitan Life Insurance Company,
Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (effective
January 1, 2021) incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement
on Form N-4 for Metropolitan Life Separate Account E (File Nos. 333-83716) filed on April 28, 2021.

(ii)(c)
Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance
Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-4 (File No. 333-
176654) filed April 12, 2017.

(ii)(d)
Amendment to Participation Agreement dated March 6, 2017 by and among Metropolitan Life Insurance Company,
Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (effective
January 1, 2021) incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement
on Form N-4 for Metropolitan Life Separate Account E (File Nos. 333-83716) filed on April 28, 2021.

(iii)(a)
Fund Participation Agreement among Metropolitan Life Insurance Company, American Funds Insurance Series, and
Capital Research and Management Company dated April 30, 2001, is incorporated herein by reference to Pre-
Effective Amendment No. 1 to the Registration Statement on Form N-4 for Metropolitan Life Separate Account E
(File Nos. 333-52366) filed on August 3, 2001.

(iii)(a)
Amendment No. 1 dated May 1, 2006 to the Participation Agreement dated April 30, 2001 among Metropolitan Life
Insurance Company, American Funds Insurance Series, and Capital Research and Management Company;
Amendment No. 2 dated as April 28, 2008 to the Participation Agreement dated April 30, 2001, as previously amended among Metropolitan Life Insurance Company, American Funds Insurance Series, and Capital Research and
Management Company; and Amendment No. 3 dated as of November 10, 2008 to the Participation Agreement dated
April 30, 2001, as previously amended among Metropolitan Life Insurance Company, American Funds Insurance
Series, and Capital Research and Management Company is incorporated herein by reference to Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File Nos.
333-160722) filed on November 2, 2009.

(iii)(b)
Amendment to Participation Agreement (effective April 30, 2010) among American Funds Insurance Series, Capital
Research and Management Company and Metropolitan Life Insurance Company, et al. is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-4 for Metropolitan Life
Separate Account E (File Nos. 333-83716) filed on April 12, 2011.

(iii)(c)
Amendment No. 4 Participation Agreement between Metropolitan Life Insurance Company, American Funds
Insurance Series and Capital Research and Management Company dated November 19, 2014 is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 for Metropolitan Life
Separate Account E (File Nos. 333-176654) filed on April 13, 2016.

(iii)(d)
Amendment dated as of June 7, 2021 to the Participation Agreement dated April 30, 2001 and May 16, 1989, as amended, by and among Metropolitan Life Insurance Company on behalf of itself and certain of its separate accounts; American Funds Insurance Series; and Capital Research and Management Company. (Incorporated herein by reference to Post-Effective Amendment No. 15 to Metropolitan Life Separate Account E's Registration Statement
on Form N-4 (File No. 333- 160722) filed on April 21, 2022.)

(i)		Administrative Contracts. None.
(j)		Other Material Contracts. None.
(k)
Opinion and Consent of Counsel is incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4 for Metropolitan Life Separate Account E (File Nos. 333-160722) filed on
November 2, 2009.

(l)		Consent of Independent Registered Public Accounting Firm. (Deloitte & Touche LLP) (Filed herewith.)
(m)		Omitted Financial Statements. None.
(n)		Initial Capital Agreements. None.
(o)		Form of Initial Summary Prospectuses. None.
(p)	(i)
Powers of Attorney for Carla Harris, Carlos M. Gutierrez, Catherine Ruane Kinney, Cheryl Wray Grisé, David Herzog,
Denise Mullen Morrison, Diana McKenzie, Edward Joseph Kelly, III, Gerald Lee Hassell, John McCallion, Mark
Weinberger, Michel Khalaf, Robert Glenn Hubbard, Tamara Schock and William Earl Kennard for Metropolitan Life
Insurance Company and its designated Separate Accounts. (Incorporated herein by reference to the Registration
Statement on Form S-3 (File No. 333-268428) filed on November 17, 2022.)

(ii)
Power of Attorney for Jeh Charles Johnson for Metropolitan Life Insurance Company and its designated Separate
Accounts. (Incorporated herein by reference to the Registration Statement on Form S-3A (File No. 333-268428) filed on March 27, 2023.)

	(iii)	Power of Attorney for Laura Hay for Metropolitan Life Insurance Company and its designated Separate Accounts. (Filed herewith.)

Item 28. Directors and Officers of the Depositor
Name and Principal Business Address	Positions and Offices with Depositor
R. Glenn Hubbard
Chairman of the Board, MetLife, Inc.
Dean Emeritus and Russell L. Carson Professor
of Economics and Finance, Graduate School of
Business, and Professor of Economics, Faculty of
Arts and Sciences, Columbia University
200 Park Avenue
New York, NY 10166
Chairman of the Board and Director
Michel A. Khalaf President and Chief Executive Officer MetLife, Inc. 200 Park Avenue New York, NY 10166	President, Chief Executive Officer and Director
Cheryl W. Grisé Former Executive Vice President Northeast Utilities 200 Park Avenue New York, NY 10166	Director
Carlos M. Gutierrez Former U.S. Secretary of Commerce, Co-Founder, Chairman and Chief Executive Officer EmPath, Inc. 200 Park Avenue New York, NY 10166	Director
Carla Harris Senior Client Advisor Morgan Stanley 200 Park Avenue New York, NY 10166	Director
Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director
Laura Hay Former Global Head of Insurance KPMG LLP 200 Park Avenue New York, NY 10166	Director
David L. Herzog Former Chief Financial Officer and Executive Vice President American International Group 200 Park Avenue New York, NY 10166	Director
Jeh Charles Johnson Partner Paul, Weiss, Rifkind, Wharton & Garrison LLP 200 Park Avenue New York, NY 10166	Director

Name and Principal Business Address	Positions and Offices with Depositor
Edward J. Kelly, III Former Chairman, Institutional Clients Group Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director
William E. Kennard Former U.S. Ambassador to the European Union 200 Park Avenue New York, NY 10166	Director
Catherine R. Kinney Former President and Co-Chief Operating Officer New York Stock Exchange, Inc. 200 Park Avenue New York, NY 10166	Director
Diana L. McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director
Denise M. Morrison Former President and Chief Executive Officer Campbell Soup Company 1 Campbell Place Camden, NJ 08103	Director
Mark A. Weinberger Former Global Chairman and Chief Executive Officer EY 200 Park Avenue New York, NY 10166	Director
Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.
NAME	POSITIONS WITH DEPOSITOR
Michel A. Khalaf	President and Chief Executive Officer
Bryan E. Boudreau	Executive Vice President & Chief Actuary
Marlene Debel	Executive Vice President and Chief Risk Officer
Monica Curtis	Executive Vice President and Chief Legal Officer
John D. McCallion	Executive Vice President and Chief Financial Officer
John A. Hall	Executive Vice President and Treasurer
William C. O'Donnell	Executive Vice President
Bill Pappas	Executive Vice President, Global Technology & Operations
Tamara Schock	Executive Vice President and Chief Accounting Officer
Ramy Tadros	President, U.S. Business

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registrant,
The Registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the Separate Account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife, Inc. No person is controlled by the Registrant.
ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
AS OF December 31, 2023
The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2023. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Metropolitan Life Insurance Company (“MLIC”) (NY)
	1.	500 Grant Street GP LLC (DE)
	2.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.
	3.	MLIC CB Holdings LLC (DE)
	4.	MetLife Retirement Services LLC (NJ)
	5.	MLIC Asset Holdings LLC (DE)
	6.	ML Bellevue Member LLC (DE)
	7.	ML Clal Member, LLC (DE) - 50.1% of ML Clal Member, LLC is owned by Metropolitan Life Insurance Company and 49.9% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
	8.	CC Holdco Manager, LLC (DE)
	9.	Euro CL Investments, LLC (DE)
	10.	MetLife Holdings, Inc. (DE)
		a.	MetLife Credit Corp. (DE)
		b.	MetLife Funding, Inc. (DE)
	11.	6104 Hollywood, LLC (DE)
	12.	1350 Eye Street Owner LLC (DE) - 95.616439% of 1350 Eye Street Owner LLC is owned by Metropolitan Life insurance Company and 4.383561% is owned by Metropolitan Tower Life Insurance Company.
	13.	MetLife Securitization Depositor LLC (DE)
	14.	WFP 1000 Holding Company GP, LLC (DE)
	15.	MTU Hotel Owner, LLC (DE)
	16.	MetLife Water Tower Owner LLC (DE)
	17.	Missouri Reinsurance, Inc. (CYM)
	18.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)
		a.	The Building at 575 Fifth Retail Holding LLC (DE)
		b.	The Building at 575 Fifth Retail Owner LLC (DE)
	19.	23rd Street Investments, Inc. (DE)
		a.	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.
		b.	MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

c.
Long Island Solar Farm LLC (DE) - 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital
Limited Partnership has a 100% beneficial interest and the remaining 9.61% is owned by a third-party.

	1)	Met Canada Solar ULC (CAN)
20.	Plaza Drive Properties, LLC (DE)
21.	White Oak Royalty Company (OK)
22.	Metropolitan Tower Realty Company, Inc. (DE)
23.	Midtown Heights, LLC (DE)
24.	MetLife Legal Plans, Inc. (DE)
	a.	MetLife Legal Plans of Florida, Inc. (FL)
25.	MetLife Next Gen Ventures, LLC (DE)
26.	MetLife Properties Ventures, LLC (DE)
27.	MET 1065 Hotel, LLC (DE)
28.	ML MMIP Member, LLC (DE)
29.	Transmountain Land & Livestock Company (MT)
30.	MEX DF Properties, LLC (DE)
31.	PREFCO Fourteen, LLC (DE)
32.	ML HS Member LLC (DE)
33.	MetLife Tower Resources Group, Inc. (DE)
34.	MSV Irvine Property, LLC (DE) - 96% of MSV Irvine Property, LLC is owned by Metropolitan Life Insurance Company and 4% is owned by Metropolitan Tower Realty Company, Inc.
35.	Housing Fund Manager, LLC (DE)
	a.	MTC Fund I, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	b.	MTC Fund II, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
	c.	MTC Fund III, LLC (DE) - Housing Fund Manager, LLC is the managing member and owns .01% and the remaining interests are held by a third-party member.
36.	Corporate Real Estate Holdings, LLC (DE)
37.	St. James Fleet Investments Two Limited (CYM)
38.	ML CW Member LLC (DE) - 92.7% of ML CW Member LLC is owned by Metropolitan Life Insurance Company and 7.3% is owned by Metropolitan Tower Life Insurance Company.
39.	MAV Trust Holdings LLC (DE)
40.	MAV 1 (DE)
41.	ML Clal Member 2.0, LLC (DE)
42.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.
43.	150 North Riverside PE Member, LLC (DE) - 81.45% of 150 North Riverside PE Member, LLC is owned by Metropolitan Life Insurance Company, 18.55% is owned by Metropolitan Tower Life Insurance Company.
44.	ML Port Chester SC Member, LLC (DE) - 60% of ML Port Chester SC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
45.	MetLife 555 12th Member, LLC (DE) - 89.84% is owned by Metropolitan Life Insurance Company and 10.16% by Metropolitan Tower Life Insurance Company.
46.	ML Southlands Member, LLC (DE) - 60% of ML Southlands Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.

47.	ML Cerritos TC Member, LLC (DE) - 60% of ML Cerritos TC Member, LLC is owned by Metropolitan Life Insurance Company and 40% is owned by Metropolitan Tower Life Insurance Company.
48.	ML Swan Mezz, LLC (DE)
	a.	ML Swan GP, LLC (DE)
49.	ML Dolphin Mezz, LLC (DE)
	a.	ML Dolphin GP, LLC (DE)
50.	Haskell East Village, LLC (DE)
51.	ML Sloan’s Lake Member, LLC (DE)
52.	ML 610 Zane Member, LLC (DE)
53.	HD Owner LLC (DE)
54.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.
55.	ML Terminal 106 Member, LLC (DE) - 87.45% of ML Terminal 106 Member, LLC is held by Metropolitan Life Insurance Company and 12.55% by Metropolitan Tower Life Insurance Company.
56.	Boulevard Residential, LLC (DE)
57.	MetLife Ontario Street Member, LLC (DE)
58.	Pacific Logistics Industrial South, LLC (DE)
59.	MetLife Ashton Austin Owner, LLC (DE)
60.	MetLife Acoma Owner, LLC (DE)
61.	1201 TAB Manager, LLC (DE)
62.	MetLife 1201 TAB Member, LLC (DE)
63.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company and 1% is owned by Metropolitan Tower Life Insurance Company.
64.	ML 300 Third Member LLC (DE)
65.	MNQM TRUST 2020 (DE)
66.	MetLife RC SF Member, LLC (DE)
67.	Oconee Hotel Company, LLC (DE)
68.	Oconee Land Company, LLC (DE)
	a.	Oconee Land Development Company, LLC (DE)
	b.	Oconee Golf Company, LLC (DE)
	c.	Oconee Marina Company, LLC (DE)
69.	ML Hudson Member, LLC (DE)
70.	MLIC Asset Holdings II LLC (DE)
71.	MCJV, LLC (DE)
72.	ML Sentinel Square Member, LLC (DE)
73.	MetLife THR Investor, LLC (DE)
74.	ML Matson Mills Member LLC (DE)
75.	ML University Town Center Member, LLC (DE) - 87% of ML University Town Center Member, LLC is owned by Metropolitan Life Insurance Company and 13% is owned by Metropolitan Tower Life Insurance Company.
76.	Southcreek Industrial Holdings, LLC (DE)
77.	ML OMD Member, LLC (DE)
78.	MetLife OFC Member, LLC (DE)
79.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by Metropolitan Life Insurance Company and 1% by Metropolitan Tower Life Insurance Company.

80.	MetLife 425 MKT Member, LLC (DE) - 66.91% of MetLife 425 MKT Member, LLC is owned by Metropolitan Life Insurance Company and 33.09% is owned by MREF 425 MKT, LLC.
81.	MetLife GV Owner LLC (DE)
82.	MMP Owners III, LLC (DE)
	a.	MetLife Multi-Family Partners III, LLC (DE)
		1)	MMP Holdings III, LLC (DE)
			a)	MMP Cedar Street REIT, LLC (DE)
(1) MMP Cedar Street OWNER, LLC (DE)
			b)	MMP South Park REIT, LLC (DE)
(1) MMP South Park OWNER, LLC (DE)
			c)	MMP Olivian REIT, LLC (DE)
(1) MMP Olivian Owner, LLC (DE)
83.	MC Portfolio JV Member, LLC (DE)
84.	Pacific Logistics Industrial North, LLC (DE )
85.	ML Armature Member, LLC (DE) - 87.34% of ML Armature Member, LLC is owned by Metropolitan Life Insurance Company and 12.66% is owned by Metropolitan Tower Life Insurance Company.
86.	ML One Bedminster, LLC (DE)
87.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by Metropolitan Life Insurance Company and 1.03% by Metropolitan Tower Life Insurance Company.
88.	ML-AI MetLife Member 3, LLC (DE)
89.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company
90.	ML-AI MetLife Member 5, LLC (DE)
91.	MetLife HCMJV 1 GP, LLC (DE)
92.	MetLife HCMJV 1 LP, LLC (DE)
93.	ML Corner 63 Member, LLC (DE)
94.	MCRE BLOCK 40, LP (DE)
95.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.
96.	MetLife Japan US Equity Owners LLC (DE)
97.	Sino-US United MetLife Insurance Co., Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. is owned by MLIC and 50% is owned by a third-party.
98.	MMP Owners, LLC (DE)
99.	ML AG Member (DE)
100.	10700 Wilshire, LLC (DE)
101.	Chestnut Flats Wind, LLC (DE)
102.	ML Terraces, LLC (DE)
103.	Viridian Miracle Mile, LLC (DE)
104.	MetLife Boro Station Member, LLC (DE)
105.	ML PE Terminal 106, LLC (DE) - 87.45% of ML PE Terminal 106, LLC is owned by Metropolitan Life Insurance Company and 12.55% is owned by Metropolitan Tower Life Insurance Company.
106.	MetLife FM Hotel Member, LLC (DE)
	a.	LHCW Holdings (US) LLC (DE)
		1)	LHC Holdings (US) LLC (DE)
			a)	LHCW Hotel Holding LLC (DE)

					(1)	LHCW Hotel Holding (2002) LLC (DE)
					(2)	LHCW Hotel Operating Company (2002) LLC (DE)
	107.	White Tract II, LLC (DE)
	108.	MetLife 1007 Stewart, LLC (DE)
	109.	MetLife OBS Member, LLC (DE)
	110.	MetLife SP Holdings, LLC (DE)
		a.	MetLife Private Equity Holdings, LLC (DE)
	111.	MetLife Park Tower Member, LLC (DE)
		a.	Park Tower REIT, Inc. (DE)
			1)	Park Tower JV Member, LLC (DE)
	112.	MCPP Owners, LLC (DE) - 87.992% of MCPP Owners, LLC is owned by Metropolitan Life Insurance Company and 12.008% is owned by MetLife Reinsurance Company of Hamilton, Ltd.
		a.	MCPP Marbella Member, LLC (DE) - 50.1% of MCPP Marbella Member, LLC is owned by MCPP Owners, LLC and 49.9% is owned by third parties
	113.	MetLife Chino Member, LLC (DE)
	114.	MetLife 8280 Member, LLC (DE)
	115.	MetLife Campus at SGV Member LLC (DE)
B.	Versant Health, Inc. (DE)
	1.	Versant Health Holdco, Inc . (DE)
		a.	Versant Health Consolidation Corp, (DE)
			1)	Davis Vision, Inc. (NY)
				a)	Versant Health Lab, LLC (DE)
				b)	Davis Vision IPA, Inc. (NY)
		b.	Superior Vision Services, Inc. (DE)
			1)	Superior Vision Insurance, Inc. (AZ)
		c.	Vision Twenty-One Managed Eye Care IPA, Inc. (NY)
		d.	Superior Vision Insurance Plan of Wisconsin, Inc. (WI)
		e.	Superior Vision Benefit Management, Inc. (NJ)
			1)	Block Vision of Texas, Inc. (TX)
			2)	UVC Independent Practice Association, Inc. (NY)
			3)	Superior Vision of New Jersey, Inc. (NJ)
		f.	Vision 21 Physician Practice Management Company (FL)
C.	Metropolitan Tower Life Insurance Company (NE)
	1.	MTL Leasing, LLC (DE)
	2.	MetLife Assignment Company, Inc. (DE)
	3.	MTL HS Member LLC (DE)
	4.	MTL GV Owner LLC (DE)
D.	SafeGuard Health Enterprises, Inc. (DE)
	1.	MetLife Health Plans, Inc. (DE)
	2.	SafeGuard Health Plans, Inc. (CA)
	3.	SafeHealth Life Insurance Company (CA)
	4.	SafeGuard Health Plans, Inc. (FL)
	5.	SafeGuard Health Plans, Inc. (TX)

E.	American Life Insurance Company (DE)
1.
BIDV MetLife Life Insurance Limited Liability Company (Vietnam) – 60.61% of BIDV MetLife Life Insurance Limited
Liability Company is held by American Life Insurance Company and the remainder by third parties.

	2.	MetLife Insurance K.K. (Japan)
			1)	Fortissimo Co. Ltd. (Japan)
			2)	MetLife Japan Water Tower Owner (Blocker) LLC (DE)
			3)	MetLife Japan Owner (Blocker) LLC (DE)
	3.	Borderland Investments Limited (DE)
		a.	ALICO Hellas Single Member Limited Liability Company (Greece)
	4.	MetLife Global Holding Company I GmbH (Swiss)
		a.	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company (Egypt) is owned by MetLife Global Holding Company I GmbH and the remaining interest by third parties.
		b.	MetLife Global Holding Company II GmbH (Swiss)
			1)	Closed Joint-Stock Company Master-D (Russia)
2)
MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.9999657134583% of MetLife Colombia Seguros de Vida
S.A. is owned by MetLife Global Holding Company II GmbH, 10.0000315938813% is owned by MetLife Global
Holding Company I GmbH, International Technical and Advisory Services Limited, Borderland Investments
Limited and Natiloportem Holdings, LLC each own 0.000000897553447019009%.

3)
PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH,
.0006% is owned by International Technical and Advisory Services and the remaining .0006% is owned by
Borderland Investments Limited.

			4)	MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by MetLife Global Holding Company II GmbH (Swiss) and the remaining by third parties.
			5)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)
6)
MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support
Center, S.A. de C.V. Mexico is held by MetLife Global Holding Company II GmbH (Swiss) and 0.000491% is held by
MetLife Global Holding Company I GmbH (Swiss).

				a)	Fundación MetLife Mexico, A.C.
			7)	MetLife International Holdings, LLC (DE)
				a)	Natiloportem Holdings, LLC (DE)
(1)
Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99.9% of Excelencia Operativa y Tecnologica,
S.A. de C.V. is held by Natiloportem Holdings, LLC and .1% by MetLife Mexico Servicios, S.A. de C.V.

(2) MetLife Servicios S.A. (Argentina) - 19.12% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A. 80.88% are held by Natiloportem Holdings, LLC.
				b)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.
(1) MAXIS Services, LLC (DE)
(a) MAXIS Insurance Brokerage Services, Inc. (DE)
				c)	MetLife Asia Limited (Hong Kong)
				d)	MetLife International Limited, LLC (DE)
				e)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.
f)
MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, S.A. de C.V. is owned by MetLife
International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services
Limited.

				g)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

	h)	MetLife Global Holdings Corporation S.A. de C.V. (Ireland) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC.
		(1)	Metropolitan Global Management, LLC (Ireland) - 98.9% is owned by MetLife International Holdings, LLC and 1.1% is owned by MetLife International Limited, LLC.
		(2)	Metropolitan Global Management, LLC (Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
			(a)	MetLife Insurance Company of Korea, Ltd. (Republic of Korea)
				i.	MetLife Financial Services, Co., Ltd. (South Korea)
			(b)	MetLife UK Management Company (Limited) (England/UK)
			(c)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC and .00005% is owned by MetLife International Holdings, LLC.
				i.	MetLife Mexico, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
				ii.	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.
					1)	ML Capacitacion Comercial S.A. de C.V. (Mexico) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.
				iii.	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and .949729% is owned by MetLife International Holdings, LLC.
		(3)	MetLife Ireland Treasury d.a.c (Ireland)
			(a)	MetLife General Insurance Limited (Australia)
			(b)	MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% by MetLife Global Holdings Corp. S.A. de C.V.
				i.	MetLife Services Pty Limited (Australia)
				ii.	MetLife Investments Pty Limited (Australia)
1)
MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and
Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY
Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance PTY
Limited.

	i)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
	j)	AmMetLife Takaful Berhad (Malaysia) - 49.9999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder by a third-party.
	k)	MetLife Worldwide Holdings, LLC (DE)
l)
Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 66.662% is owned by MetLife International
Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem
Holdings, LLC.

	m)	PNB MetLife India Insurance Company Limited - 46.87% of PNB MetLife India Insurance Company Limited is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.
n)
MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora
de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by
Natiloportem Holdings, LLC.

8)	MetLife Investment Management Limited (England/UK)
9)	MetLife Innovation Center Limited (Ireland)
10)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

			11)	MetLife Innovation Centre Pte. Ltd (Singapore)
			12)	ALICO Operations LLC (DE)
				a)	MetLife Seguors S.A (Uruguay)
				b)	MetLife Asset Management Corp. (Japan)
			13)	MetLife Asia Services Sdn. Bhd (Malaysia)
			14)	MetLife EU Holding Company Limited (Ireland)
				a)	MetLife Services Cyprus Ltd (Cyprus)
				b)	MetLife Solutions S.A.S. (France)
				c)	Agenvita S.r.l. (Italy)
					i.	MetLife Services Sociead Limitada (Spain)
					ii.	MetLife Europe d.a.c. (Ireland)
					iii.	MetLife Pension Trustees Limited (England/UK)
				d)	MetLife Services EOOD (Bulgaria)
					i.	MetLife Europe Insurance d.a.c.
					ii.	MetLife Europe Services Limited (Ireland)
e)
Metropolitan Life Societate de Administrare a unui Fond de Pensil Administrat Privat S.A. (Romania -
99.9903% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0097% by MetLife Europe Services Limited.

			15)	MetLife UK Limited (UK)
			16)	MetLife Investment Management Holdings (Ireland) Limited (Ireland)
				a)	MetLife Investments Asia (Hong Kong)
				b)	MetLife Investments Limited (England/UK)
				c)	MetLife Latin America Asesorias e Inversiones Limitada 5 (CHL)
				d)	MetLife Investment Management Europe Limited (Ireland)
				e)	Affirmative Investment Management Partners Ltd (UK)
				f)	Affirmative Investment Management Australia Pty Ltd (Australia)
				g)	Affirmative Investment Management Japan K.K. (Japan)
	5.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by American Life Insurance Company and the remaining interest by third parties.
		a.	Global Properties, Inc. (DE)
	6.	International Technical and Advisory Services Limited (DE)
F.
MetLife Chile Inversiones Limitada (CHL) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance
Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by
Natiloportem Holdings, LLC.

	1.	MetLife Chile Seguros de Vida S.A. (CHL) - 99.997% is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited.
		a.	MetLife Chile Administradora de Mutuos Hipotecarios S.A. (CHL) - 99.9% is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.
2.
Inversiones MetLife Holdco Tres Limitada (CHL) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by
MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a.
AFP Provida S.A. (CHL) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada,
42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones
Limitada and the remainder is owned by the public.

		b.	Provida Internacional S.A. (CHL) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

c.
AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de
Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by MetLife Chile Inversiones Limitada

3.
MetLife Chile Seguros Generales, S.A. (CHL) - 99.99% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile
Inversiones Limitada and 0.01% is owned by Inversiones MetLife Holdco Dos Limitada.

G.	MetLife Global, Inc. (DE)
H.	MetLife Investment Management Holdings, LLC (DE)
	1.	MetLife Real Estate Lending LLC (DE)
	2.	ML Venture 1 Manager, S. de R.L. de C.V. (MEX) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.
	3.	ML Venture 1 Servicer, LLC (DE)
	4.	Raven Capital Management LLC (DE)
		a.	RCM Music GP I LLC (DE)
			1)	Raven Music Opportunity Fund LP (DE)
		b.	Raven Senior Loan Fund, LLC (DE)
		c.	RPM Fund I GP LLC (NY)
			1)	RPM Fund I LP (NY)
		d.	Raven Capital Management GP LLC (DE)
			1)	Raven Asset-Based Opportunity Fund II LP (DE)
			2)	Raven Asset-Based Opportunity Offshore Fund III LP (CYM)
		e.	Raven Capital Management GP II LLC (DE)
			1)	Raven Asset Based Credit Fund I LP (CYM)
		f.	Raven Capital Management GP IV LP (DE)
			1)	Raven Asset-Based Opportunity Fund IV LP (DE)
			2)	Raven Asset-Based Opportunity Offshore Fund IV LP (CYM)
		g.	RPM Fund II GP LLC (NY)
			1)	RPM Fund II LP (NY)
			2)	RPM Offshore Fund II LP (CYM)
		h.	RCM CF GP LLC (DE)
			1)	Raven Asset-Based Credit (Onshore) Fund II LP (DE)
			2)	Raven Asset-Based Credit Fund II LP (CYM)
			3)	Raven Evergreen Credit Fund II LP (DE)
	5.	MetLife Investment Management, LLC (DE)
		a.	MIM I LLC (PA)
		b.	MIM MetWest International Manager, LLC (DE)
		c.	MIM ML-AI Venture 5 Manager, LLC (DE)
		d.	MIM Clal General Partner, LLC (DE)
		e.	MLIA Manager I, LLC (DE)
		f.	MetLife Alternatives GP, LLC (DE)
1)
MetLife International HF Partners, LP (CYM) - 90.30% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and 9.70% is owned by MetLife Insurance Company of Korea Limited.

2)
MetLife International PE Fund III, LP (CYM) - 92.09% of the limited partnership interests of MetLife
International PE Fund III, LP is owned by MetLife Insurance K.K. (Japan) and 7.91% is owned by MetLife
Insurance Company of Korea Limited.

3)
MetLife International PE Fund IV, LP (CYM) - 96.21% of the limited partnership interests of MetLife
International PE Fund IV, LP is owned by MetLife Insurance K.K. (Japan) and 3.79% is owned by MetLife
Insurance Company of Korea Limited.

4)
MetLife International PE Fund V, LP (CYM) - 96.73% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.27% is owned by MetLife Insurance Company of Korea.

5)
MetLife International PE Fund VI, LP (CYM) - 96.53% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. (Japan) and the remaining 3.47% is owned by MetLife Insurance Company of Korea.

	6)	MetLife International PE Fund VII, LP (CYM) - MetLife Alternatives GP, LLC is the general partner of MetLife International PE Fund VII, LP. MetLife Insurance K.K. (Japan) is the sole limited partner.
	7)	MetLife International PE Fund VIII, LP (CYM)
g.	MLIA Park Tower Manager, LLC (DE)
h.	MetLife 425 MKT Manager, LLC (DE)
i.	ML Navy Yard Member, LLC (DE)
j.	ML 335 8th PE Member, LLC (DE)
k.	ML Bellevue Manager, LLC (DE)
l.	1350 Eye Street Manager, LLC (DE)
m.	MetLife Core Property Fund GP, LLC (DE)
1)
MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife
Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life
Insurance Company owns 14.40%, Metropolitan Life Insurance Company (on behalf of Separate Account 746)
owns 2.09%, MetLife Insurance Company of Korea Limited owns 1.52%, MetLife Insurance KK owns 8.1%,
Metropolitan Tower Life Insurance Company owns 0.04% and Metropolitan Tower Life Insurance Company (on behalf of Separate Account 152) owns 3.85%.

		a)	MetLife Core Property REIT, LLC (DE)

b)
MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCPF Foxborough, LLC (100%); MCP One Westside, LLC; MCP 7
Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial – Springdale, LLC; MCP SoCal Industrial –
Concourse, LLC; MCP SoCal Industrial – Kellwood, LLC; MCP SoCal Industrial – Redondo, LLC; MCP
SoCal Industrial – Fullerton, LLC; MCP SoCal Industrial – Loker, LLC; MCP Paragon Point, LLC; MCP The
Palms at Doral, LLC; MCP EnV Chicago, LLC; MCP Financing, LLC; MCP 1900 McKinney, LLC; MCP 550 West
Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP SoCal Industrial – LAX, LLC;
MCP SoCal Industrial - Anaheim, LLC; MCP West Fork, LLC; MCP SoCal Industrial – Bernardo, LLC; MCP
Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble
Campus, LLC; MCP Stateline, LLC; MCP Broadstone, LLC; MCP Highland Park Lender, LLC; MCP Buford
Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP
Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%);
MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad
Marketplace, LLC; MCP Grapevine, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2
Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (100%);
MCP 350 Rohlwing, LLC; MCP- Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge
Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (100%); MCP MA
Property REIT, LLC; MCPF - Needham, LLC (100%); 60 11th Street, LLC (100%); MCP-English Village, LLC;
MCP 100 Congress Member, LLC; Des Moines Creek Business Park Phase II, LLC; MCP Magnolia Park
Member, LLC; MCP Denver Pavilions Member, LLC; MCP Seattle Gateway Industrial I, LLC; MCP Seattle
Gateway Industrial II, LLC; MCP Seventh and Osborn Retail Member, LLC; MCP Astor at Osborn, LLC; MCP
Burnside Member, LLC; MCP Key West, LLC; MCP Vance Jackson, LLC; MCP Mountain Technology Center
Member TRS, LLC; MCP Vineyard Avenue Member, LLC; MCP Shakopee, LLC; MCP 93 Red River Member,
LLC; MCP Frisco Office, LLC; MCP Center Avenue Industrial Member, LLC; MCP 220 York, LLC; MCP 1500
Michael, LLC; MCP Sleepy Hollow Member, LLC; MCP Clawiter Innovation Member, LLC; MCP Bradford,
LLC; MCP 50-60 Binney, LLC; MCP Hub I, LLC; MCP Hub I Property, LLC (100%); MCP Dillon, LLC; MCP
Dillon Residential, LLC; MCP Optimist Park Member, LLC; MCP 38 th West Highland, LLC; MCP Longhaven
Estates Member, LLC. Mountain Technology Center A, LLC; Mountain Technology Center B, LLC; Mountain
Technology Center C, LLC; Mountain Technology Center D, LLC; Mountain Technology Center E, LLC; MCP
Frisco Office Two, LLC; MCP Gateway Commerce Center 5, LLC; MCP Allen Creek Member, LLC; Center
Avenue Industrial, LLC (81.28%); Center Avenue Industrial Venture, LLC (81.28%); MCP HH Hotel LB Trust
(100%); Vineyard Avenue Industrial Venture, LLC (79.81%) and Vineyard Avenue Industrial, LLC (79.81%);
MCP 122 E. Sego Lilly, LLC; MCP HH Hotel LB, LLC; MCP HH Hotel TRS, LB, LLC (100%); MCP Block 23
Residential Owner, LLC; MCP Rausch Creek Logistics Center Member I, LLC; MCP Rausch Creek Logistics
Center Member II, LLC; MCP 249 Industrial Business Park, LLC (100%); MCP Alder Avenue Industrial
Member, LLC (100%); MCP Valley Boulevard Industrial Member, LLC (100%); MCP Ranchero Village MHC
Member, LLC; MCP MCFA Additional PropCo 1, LLC; MCP MCFA Additional PropCo 2, LLC; MCP MCFA
Additional PropCo 3, LLC; MCP MCFA Additional PropCo 4, LLC; MCP MCFA Additional PropCo 5, LLC.

			(1)	MCP Property Management, LLC (DE)
			(2)	MetLife Core Property TRS, LLC (DE)
				(a)	MCP HH Hotel LB Trust (MD)
					i.	MCP HH Hotel TRS, LB , LLC (DE)
				(b)	MCP ESG TRS, LLC (DE)
				(c)	MCP COMMON DESK TRS, LLC (DE)
n.	MetLife Senior Direct Lending GP, LLC (DE)
	1)	MetLife Senior Direct Lending Finco, LLC (DE)
	2)	Metlife Senior Direct Lending GP II, LLC (DE)
	3)	MetLife Senior Direct Lending Holdings, LP (DE)
	4)	MetLife Senior Direct Lending GP II, LLC (DE)
	5)	MLJ US Feeder LLC (DE) - MetLife Senior Direct Lending GP, LLC is the Manager of MLJ US Feeder LLC. MetLife Insurance K.K. is the sole member.
o.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

1)
MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is
the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 27.35%, MetLife Insurance Company of Korea
Limited owns 1.04%, and Metropolitan Tower Life Insurance Company owns 3.62%.

		a)	MetLife Commercial Mortgage REIT, LLC (DE)
(1) MetLife Commercial Mortgage Originator, LLC (DE)
(a) MCMIF Holdco I, LLC (DE)
(b) MCMIF Holdco II, LLC (DE)
(c) MCMIF Holdco III, LLC (DE)
	(2)	MCMIF Holdco IV, LLC (DE)
	(3)	MCMIF TRS II, LLC (DE)
p.	MIM Campus at SGV Manager, LLC (DE)
q.	MIM Clal General Partner 2.0, LLC (DE)
r.	MetLife Strategic Hotel Debt Fund GP, LLC (DE)
1)
MetLife Strategic Hotel Debt Fund, LP (DE) - MetLife Strategic Hotel Debt Fund GP, LLC is the general partner of MetLife Strategic Hotel Debt Fund, LP (the “Fund”). The following affiliates committed to hold limited partnership interests in the Fund: Metropolitan Life Insurance Company (46.88%) and Metropolitan Tower Life
Insurance Company (26.04%). The remainder is held by a third-party.

		a)	MetLife Strategic Hotel Originator, LLC (DE)
(1) MSHDF Holdco I, LLC (DE)
(2) MSHDF Holdco II, LLC (DE)
s.	MetLife Investment Private Equity Partners Ultimate GP, LLC (DE)
1)
MetLife Investment Private Equity Partners Ultimate GP, LP (DE) -MetLife Investment Private Equity Partners
Ultimate GP, LLC is the general partner of MetLife Investment Private Equity Partners GP, L.P. (the “Fund”). The
interests in the Fund are held exclusively by third parties.

a)
MetLife Investment Private Equity Partners LP (DE) -MetLife Investment Private Equity Partners GP, L.P. is
the general partner of MetLife Investment Private Equity Partners, L.P. (the “Fund”). The GP holds 0.0001%
of the interests in the Fund and the remainder is held by third parties.

b)
MetLife Investment Private Equity Partners (Feeder), LP (CYM) -MetLife Investment Private Equity
Partners GP, L.P. is the general partner of MetLife Investment Private Equity Partners (Feeder), L.P. (the
“Fund”). The interests in the Fund are held exclusively by third parties.

t.	MetLife Single Family Rental Fund GP, LLC (DE)
	1)	MetLife Single Family Rental Fund, LP (DE)
		(a)	MSFR Sawdust Member, LLC (DE)
		(b)	MSFR Acquisition, LLC (DE)
		(c)	MSFR Meridian McCordsville Member, LLC (DE)
		(d)	MSFR North Maple Member, LLC (DE)
		(e)	MSFR Jimmy Deloach Member, LLC (DE)
	2)	MetLife Single Family Rental Feeder A, LP (DE)
	3)	MetLife Single Family Rental Feeder J, LLC (DE)
	4)	MetLife Single Family Rental Holdings A, LP (DE)
u.	MetLife Loan Asset Management LLC (DE)
v.	MIM CM Syndicator LLC (DE)
w.	MetLife MMPD II Special, LLC (DE)
x.	ML - URS Port Chester SC Manager, LLC (DE)

y.	Hampden Square Manager LLC (DE)
z.	MLIA SBAF Manager, LLC (DE)
aa.	MLIA SBAF Colony Manager LLC (DE)
bb.	MIM Property Management, LLC (DE)
	1)	MIM Property Management of Georgia 1, LLC (DE)
cc.	ML Terminal 106 Manager, LLC (DE)
dd.	MIM Steel House Manager, LLC (DE)
ee.	MIM Rincon Manager, LLC (DE)
ff.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)
1)
MetLife Middle Market Private Debt Parallel Fund, LP (CYM) - MetLife Middle Market Private Debt Parallel GP,
LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (Japan) (100%).

gg.	MetLife Enhanced Core Property Fund GP, LLC (DE)
1)
MetLife Enhanced Core Property Fund, LP (DE) - MetLife Enhanced Core Property Fund GP is the general partner of MetLife Enhanced Core Property Fund LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 33.3328% is held by Metropolitan Life Insurance Company and 33.3328% is held by Metropolitan Tower Life Insurance Company. The remainder is held by third parties.

a)
MetLife Enhanced Core Property REIT, LLC (DE) - MetLife Enhanced Core Property Fund, LP is the
manager of MetLife Enhanced Core Property REIT, LLC (the “Fund”) and holds 99.9% of the membership interests in the Fund. The remainder is held by third parties.

(1)
MetLife Enhanced Core Property Holdings, LLC (DE) - also holds, directly or indirectly, the following limited liability companies (partial and/or indirect ownership indicated in parenthesis): MetLife
Enhanced Core TRS, LLC; MEC Patriot Park 5 LLC; MEC Fillmore Cherry Creek, LLC; MEC 7001
Arlington, LLC; MEC Salt Lake City Hotel Owner, LLC; MEC Salt Lake City TRS Lessee, LLC (100%);
MEC 83 Happy Valley Member, LLC; MEC Rivard Road Member, LLC; MEC Heritage Creekside Owner,
LLC; MEC Burlington Woods Biocenter, LLC; MEC MA Property REIT, LLC; MEC Property Management,
LLC; MEC Whiteland Logistics, LLC MEC Chapel Hills East Member, LLC; MEC The Overlook LLC.

hh.	Commonwealth ML Manager LLC (DE)
ii.	GV Venture Manager LLC (DE)
jj.	MetLife Japan GV GP LLC (DE)
1)
MetLife Japan GHV (Hotel) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GHV (Hotel) Fund LP. MetLife Japan GHV (Hotel) Fund LP is owned (i) 55.865222% by MetLife GV Owner LLC,
(ii) 10.027182 % by MTL GV Owner LLC, and (iii) 34.107596% by MetLife Japan Owner (Blocker) LLC.

2)
MetLife Japan GMV (Mall) Fund LP (DE) - MetLife Japan GV GP LLC is the general partner of MetLife Japan
GMV (Mall) Fund LP. MetLife Japan GMV (Mall) Fund LP is owned (i) 55.845714% by MetLife GV Owner LLC, (ii)
10.058134% by MTL GV Owner LLC, and (iii) 34.096152% by MetLife Japan Owner (Blocker) LLC.

kk.	MIM LS GP, LLC (DE)
	1)	MetLife Long Short Credit Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Fund, LP (the “Fund”). Metropolitan Life Insurance Company owns 100% of the Fund.
2)
MetLife Long Short Credit Master Fund, LP (DE) - MIM LS GP, LLC is the general partner of MetLife Long Short
Credit Master Fund, LP (the “Fund”). MetLife Long Short Credit Fund, LP is the sole limited partner in the Fund.

	3)	MetLife Long Short Credit Parallel Fund, LP (CYM) - MIM LS GP, LLC is the general partner of MetLife Long Short Credit Parallel Fund, LP (the “Fund”) and is the sole partner in the Fund.
ll.	MetLife Middle Market Private Debt GP II, LLC (DE)
1)
MetLife Middle Market Private Debt Fund II, LP (DE) - MetLife Middle Market Private Debt GP II, LLC is the
general partner of MetLife Middle Market Private Debt Fund II, LP (the “Fund”). “.16%” of the Fund is held by
MetLife employees. The remainder of the Fund is held by third parties.

mm.	CW Property Manager LLC (DE)

		1)	MAG Manager LLC (DE)
	nn.	MIM OMD Manager LLC (DE)
	oo.	MetLife Japan US Equity Fund GP LLC (DE)
1)
MetLife Japan US Equity Fund LP (DE) - MetLife Japan US Equity Fund GP, LLC is general partner of MetLife
Japan US Equity Fund LP (“Fund”). The following affiliates hold a limited partnership interest in the Fund LP:
51% is owned by MetLife Japan US Equity Owners LLC and 49% by MetLife Japan US Equity Owners (Blocker).

a)
MetLife Japan US Equity Owners (Blocker) LLC (DE) - MetLife Japan US Equity Fund GP, LLC is the
manager of MetLife Japan US Equity Owners (Blocker) LLC. MetLife Insurance K.K. (Japan) is the sole member.

(1) MetLife ConSquare Member, LLC (DE)
(2) MREF 425 MKT, LLC (DE)
	pp.	MetLife Japan Water Tower GP LLC (DE)
1)
MetLife Japan Water Tower Fund LP (DE) - MetLife Japan Water Tower GP LLC is the general partner of MetLife
Japan Water Tower Fund LP. MetLife Japan Water Tower Fund LP is owned approximately 68.7% by MetLife Water
Tower Owner LLC and 31.3% by MetLife Japan Water Tower Owner (Blocker) LLC.

	qq.	MIM Alder Avenue Industrial Manager, LLC (DE)
	rr.	MIM Valley Boulevard Industrial Manager, LLC (DE)
	ss.	MIM Intersect Manager, LLC (DE)
	tt.	Water Tower Manager LLC (DE)
	uu.	MMIP Manager, LLC (DE)
	vv.	MIM Rausch Creek Logistics Center Manager I, LLC (DE)
	ww.	MIM Rausch Creek Logistics Center Manager II, LLC (DE)
	xx.	MIM Cooperative Manager, LLC (DE)
	yy.	MIM EMD GP, LLC (DE)
1)
MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (DE) - MIM EMD GP, LLC is the general partner of MetLife Emerging Market Debt Blend Fund (Insurance Rated), L.P. (the “Fund”). Metropolitan Life
Insurance Company owns 62.8% of the Fund. The remainder is held by third parties.

	zz.	MetLife Middle Market Private Debt GP, LLC (DE)
1)
MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, L.P (the “Fund”). The following affiliates hold limited partnership interests in the Fund: 30.25% is held by MetLife Private Equity Holdings, LLC, 30.25% is held by
Metropolitan Life Insurance Company, 3.46% is held by MetLife Middle Market Private Debt GP, LLC. The remainder is held by a third party.

	aaa.	CW Property Manager LLC (DE)
	bbb.	Commonwealth ML Manager LLC (DE)
	ccc.	MIM Clal General Partner 2.0, LLC (DE)
	ddd.	MAG Manager LLC (DE)
	eee.	MSFR Acquisition, LLC (DE)
	fff.	MSFR Meridian McCordsville Member, LLC (DE)
	ggg.	MetLife Single Family Rental Feeder A, LP (DE)
	hhh.	MetLife Single Family Rental Holdings A, LP (DE)
I.	MetLife Insurance Brokerage, Inc. (NY)
J.	Cova Life Management Company (DE)
K.	MetLife Consumer Services, Inc. (DE)
L.	MetLife Global, Inc. (DE)

M.	MetLife Reinsurance Company of Hamilton, Ltd. (Bermuda)
N.	MetLife Global Benefits, Ltd. (CYM)
O.	Newbury Insurance Company, Limited (DE)
P.	MetLife European Holdings, LLC (DE)
Q.
Inversiones MetLife Holdco Dos Limitada (CHL) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife,
Inc., 0.000535% is owned by MetLife International Holdings, LLC. and 0.0000054% is owned by Natiloportem Holdings, LLC.

R.	MetLife Reinsurance Company of Charleston (SC)
S.	MetLife Capital Trust IV (DE)
T.	MetLife Home Loans, LLC (DE)
U.	MetLife Pet Insurance Solutions, LLC (KY)
V.	Metropolitan General Insurance Company (RI)
W.	MetLife Insurance Brokerage, Inc. (NY)
X.	MetLife Reinsurance Company of Vermont (VT)
Y.	MetLife Group, Inc. (NY)
	1.	MetLife Services and Solutions, LLC (DE)
		a.	MetLife Solutions Pte. Ltd. (SGP)
			1)	MetLife Services East Private Limited (IND) - 99.99% of MetLife Services East Private Limited is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC
2)
MetLife Global Operations Support Center Private Limited (IND) - 99.99999% of MetLife Global Operations
Support Center Private Limited is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem
Holdings, LLC.

Z.	MetLife Investors Group, LLC (DE)
	1.	MetLife Investors Distribution Company (MO)
	2.	MetLife Investments Securities, LLC (DE)
1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.
2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.
3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.
4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.
Item 30. Indemnification
As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”)), which is incorporated in the state of Delaware, and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.
MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.
MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a)
MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account Twenty-Seven
Separate Account No. 13S
(b)
MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.
Name and Principal Business Address	Positions and Offices With Underwriter
Jessica T. Good 200 Park Avenue New York, NY 10166	Director, Chair of the Board, President and Chief Executive Officer
Kelli Buford 200 Park Avenue New York, NY 10166	Secretary
Bradd Chignoli 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Michael Yick 1 MetLife Way Whippany, NJ 07981	Vice President and Treasurer
Alexis Kuchinsky One MetLife Way Whippany, NJ 07981	Chief Compliance Officer
Geoffrey Fradkin 200 Park Avenue New York, NY 10166	Vice President

Name and Principal Business Address	Positions and Offices With Underwriter
Gabriel Lopez 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Eric Latalladi 200 Park Avenue New York, NY 10166	Senior Vice President and Chief Information Security Officer
Thomas Schuster 200 Park Avenue New York, NY 10166	Director and Senior Vice President
Stuart Turetsky 200 Park Avenue New York, NY 10166	Assistant Vice President, Chief Financial Officer and Chief Accounting Officer
Geeta Alphonso-Napoli 200 Park Avenue New York, NY 10166	Chief Legal Officer
Anika Wall 200 Park Avenue New York, NY 10166	Director and Vice President
(c)
Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant during their last fiscal year.
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
MetLife Investors Distribution Company	$58,463,585	$0	$0	$0
Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.
Item 32. Location of Accounts and Records
The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:
(a)
Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166
(b)
MetLife, 18210 Crane Nest Drive, Tampa, FL 33647
(c)
MetLife Investors Distribution Company, 200 Park Avenue, New York, NY 10166
Item 33. Management Services
Not applicable
Item 34. Fee Representation
Depositor hereby makes the following representation:
Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on this 22nd day of April, 2024.
METROPOLITAN LIFE SEPARATE ACCOUNT E (Registrant)
BY:	METROPOLITAN LIFE INSURANCE COMPANY (Depositor)

BY:	/S/ Michael Schmidt
Michael Schmidt
Vice President

METROPOLITAN LIFE INSURANCE COMPANY (Depositor)
BY:	/S/ Michael Schmidt
Michael Schmidt
Vice President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons, in the capacities indicated, on April 22, 2024.
SIGNATURE	TITLE
*
R. Glenn Hubbard	Chairman of the Board and Director
*
Michel A. Khalaf	President, Chief Executive Officer and Director
*
John D. McCallion	Executive Vice President and Chief Financial Officer
*
Tamara Schock	Executive Vice President and Chief Accounting Officer
*
Cheryl W. Grisé	Director
*
Carlos M. Gutierrez	Director
*
Carla A. Harris	Director
*
Gerald L. Hassell	Director
*
Laura Hay	Director
*
David L Herzog	Director
*
Jeh Charles Johnson	Director
*
Edward J. Kelly, III	Director
*
William E. Kennard	Director

SIGNATURE	TITLE
*
Catherine R. Kinney	Director
*
Diana McKenzie	Director
*
Denise M. Morrison	Director
*
Mark A. Weinberger	Director

*By:	/S/ ROBIN WAGNER
Robin Wagner Attorney-in-Fact April 22, 2024
*
Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.